SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT (No. 033-42943)
	UNDER THE SECURITIES ACT OF 1933	[X]
	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 27	[X]
and
REGISTRATION STATEMENT (No. 811-06398)
	UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
	Amendment No. 27	[X]

Fidelity New York Municipal Trust II
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: 617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
( )	immediately upon filing pursuant to paragraph (b).
(X)	on (March 31, 2006) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity's

New York Municipal Money Market

Funds

Fidelity® New York Municipal Money Market Fund

(fund number 092, trading symbol FNYXX)

Fidelity New York AMT Tax-Free Money Market Fund

(formerly Spartan® New York Municipal Money Market Fund)

(fund number 422, trading symbol FSNXX)

Prospectus

March 31, 2006

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is consistent with preservation of capital.

Principal Investment Strategies


  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.
  Potentially investing up to 20% of assets in municipal securities whose interest is subject to New York State and City personal income taxes.

    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

  Principal Investment Risks


    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
    Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
    Geographic Concentration. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Investment Objective

  New York AMT Tax-Free Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

  Principal Investment Strategies


    Normally investing in municipal money market securities.
    Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes.

  Prospectus

  Fund Summary - continued

    Potentially investing up to 20% of assets in municipal securities whose interest is subject to New York State and City personal income taxes.
    Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
    Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
    Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

  Principal Investment Risks


    Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
    Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
    Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
    Geographic Concentration. Unfavorable political or economic conditions within New York can affect the credit quality of issuers located in that state.
    Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Performance

  The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

  Prospectus

  Year-by-Year Returns

NY Municipal Money Market
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	2.94%	3.12%	2.94%	2.75%	3.62%	2.30%	1.04%	0.63%	0.74%	2.00%



During the periods shown in the chart for New York Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	 0.95%	December 31, 2000
Lowest Quarter Return	 0.11%	September 30, 2003
NY AMT Tax-Free Money Market
Calendar Years	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
	3.07%	3.25%	3.05%	2.83%	3.68%	2.38%	1.17%	0.74%	0.87%	2.09%



During the periods shown in the chart for New York AMT Tax-Free Money Market:	Returns	Quarter ended
Highest Quarter Return	 0.97%	December 31, 2000
Lowest Quarter Return	 0.14%	September 30, 2003

  Average Annual Returns

For the periods ended December 31, 2005	Past 1 year	Past 5 years	Past 10 years
New York Municipal Money Market	 2.00%	 1.34%	 2.20%
New York AMT Tax-Free Money Market	 2.09%	 1.45%	 2.31%

  Prospectus

  Fund Summary - continued

  If Fidelity Management & Research Company (FMR) were to reimburse certain expenses, returns would be higher during these periods.

  Fee Table

  The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for New York Municipal Money Market do not reflect the effect of any reduction of certain expenses during the period. The annual fund operating expenses provided below for New York AMT Tax-Free Money Market do not reflect the effect of any voluntary expense reimbursements or reduction of certain expenses during the period.

  Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

  A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

  Annual operating expenses (paid from fund assets)

NY Municipal Money Market	Management fee 	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.14%
	Total annual fund operating expensesA	0.51%
NY AMT Tax-Free Money Market	Management fee 	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%

  A Effective October 25, 2001, FMR has voluntarily agreed to reimburse New York Municipal Money Market and New York AMT Tax-Free Money Market to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed 0.54% and 0.40%, respectively. These arrangements may be discontinued by FMR at any time.

  Prospectus

  This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

  Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

NY Municipal Money Market	1 year	$ 52
	3 years	$ 164
	5 years	$ 285
	10 years	$ 640
NY AMT Tax-Free Money Market	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542

  Through arrangements with New York AMT Tax-Free Money Market's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce fund expenses. In addition, through arrangements with New York Municipal Money Market's custodian, transfer agent, and pricing and bookkeeping agent, credits realized as a result of uninvested cash balances are used to reduce custodian, transfer agent, and pricing and bookkeeping expenses. Including these reductions, the total fund operating expenses, after reimbursement for New York AMT Tax-Free Money Market, would have been 0.32% and 0.40% for New York Municipal Money Market.

  Prospectus

  Fund Basics

  Investment Details

  Investment Objective

  New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is consistent with preservation of capital.

  Principal Investment Strategies

  FMR normally invests the fund's assets in municipal money market securities.

  FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes. Municipal securities whose interest is exempt from federal and New York State and City personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New York State and City personal income taxes under normal circumstances. Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

  FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

  Investment Objective

  New York AMT Tax-Free Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital.

  Principal Investment Strategies

  FMR normally invests the fund's assets in municipal money market securities.

  FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal and New York State and City personal income taxes. Municipal securities whose interest is exempt from federal and New York State and City personal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

  FMR may invest up to 20% of the fund's assets in municipal securities whose interest is subject to New York State and City personal income taxes under normal circumstances. FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

  Prospectus

  Fund Basics - continued

  FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities.

  In buying and selling securities for the fund, FMR complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR may invest the fund's assets in municipal money market securities by investing in other funds. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

  Description of Principal Security Types

  Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Municipal money market securities include variable rate demand notes, commercial paper, and municipal notes.

  Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

  Principal Investment Risks

  Many factors affect each fund's performance. Because FMR concentrates each fund's investments in New York, the fund's performance is expected to be closely tied to economic and political conditions within that state and to be more volatile than the performance of a more geographically diversified fund.

  The funds' yields will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease.

  The following factors can significantly affect a fund's performance:

  Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

  Prospectus

  Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

  Geographic Concentration. The economic condition and finances of the City and State of New York are closely related and both the City and the State have experienced financial difficulty. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

  Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. In addition, if the structure of a security fails to function as intended, interest from the security could become taxable or the security could decline in value.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and for New York AMT Tax-Free Money Market from the federal alternative minimum tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Prospectus

  Fund Basics - continued

  In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect a fund's performance, and a fund could distribute income subject to federal or New York State and City personal income taxes.

  Fundamental Investment Policies

  The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

  New York Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

  New York AMT Tax-Free Money Market Fund seeks as high a level of current income, exempt from federal income tax and New York State and City personal income taxes, as is consistent with preservation of capital. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from New York State and City personal income taxes.

  Valuing Shares

  Each fund is open for business each day the New York Stock Exchange (NYSE) is open. Each fund is also open for business on Good Friday.

  Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

  To the extent that each fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

  Each fund's assets are valued on the basis of amortized cost.

  Prospectus

  Shareholder Information

  Buying and Selling Shares

  General Information

  Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

  In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

  You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

  If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

  You may also buy or sell shares of the funds through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of a fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

  You should include the following information with any order to buy, sell, or exchange shares:

    Your name;
    Your account number;
    Name of fund whose shares you want to buy or sell; and
    Dollar amount or number of shares you want to buy or sell.

  Prospectus

  Shareholder Information - continued

  Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase
For NY Municipal Money Market	$5,000
For NY AMT Tax-Free Money Market	$25,000
Subsequent Purchase
For NY Municipal Money Market	$250
Through regular investment plans	$100
For NY AMT Tax-Free Money Market	$1,000
Through regular investment plans	$500
Balance
For NY Municipal Money Market	$2,000
For NY AMT Tax-Free Money MarketA	$10,000

  A 10,000 for existing investors who owned shares since October 30, 2001.

  There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, each fund may waive or lower purchase minimums in other circumstances.

  A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

  For example, a fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to that fund.

  Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies. However, FMR anticipates that shareholders will purchase and sell fund shares frequently because each fund is designed to offer investors a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive or short-term trading of fund shares and each fund accommodates frequent trading.

  Each fund has no limit on purchase or exchange transactions. Each fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

  Buying Shares

  The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

  Your shares will be bought at the next NAV calculated after your investment is received in proper form.


  Each fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

  Prospectus

  Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

  If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

  Selling Shares

  The price to sell one share of each fund is the fund's NAV.

  Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

  Each fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

  Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

    You wish to sell more than $100,000 worth of shares;
    The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
    You are requesting that a check be mailed to a different address than the record address;
    You are requesting that redemption proceeds be paid to someone other than the account owner; or
    The redemption proceeds are being transferred to a Fidelity account with a different registration.

  You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

  Prospectus

  Shareholder Information - continued

  When you place an order to sell shares, note the following:

    If you are selling some but not all of your New York Municipal Money Market shares, keep your fund balance above $2,000 to keep your fund position open, except fund positions not subject to balance minimums. If you are selling some but not all of your New York AMT Tax-Free Money Market shares, keep your fund balance above $10,000 to keep your fund position open, except fund positions not subject to balance minimums.
    Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.
    Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.


    If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
    You will not receive interest on amounts represented by uncashed redemption checks.
    If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
    Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

  Exchanging Shares

  An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

  As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

  However, you should note the following policies and restrictions governing exchanges:

    Each fund may refuse any exchange purchase for any reason. For example, each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    Before exchanging into a fund, read its prospectus.
    The fund you are exchanging into must be available for sale in your state.
    Exchanges may have tax consequences for you.


  Prospectus

    If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
    Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

  The funds may terminate or modify the exchange privileges in the future.

  Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

  Features and Policies

  Features

  The following features may be available to buy and sell shares of the funds or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  Electronic Funds Transfer: electronic money movement through the Automated Clearing House

    To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
    You can use electronic funds transfer to:

  - Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

  - Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

  Automatic Transactions: periodic (automatic) transactions

    To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
    To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
    To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account or withdraw money from your Fidelity brokerage account.

  Prospectus

  Shareholder Information - continued

  Policies

  The following policies apply to you as a shareholder.

  Statements that Fidelity sends to you include the following:

    Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund, certain transactions through automatic investment or withdrawal programs, certain transactions that are followed by a monthly account statement, and other transactions in your Fidelity brokerage core).
    Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

  To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

  Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

  You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

  You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

  Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

  Prospectus

  You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 for New York Municipal Money Market or $10,000 for New York AMT Tax-Free Money Market, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

  Fidelity may charge a fee for certain services, such as providing historical account documents.

  Dividends and Capital Gain Distributions

  Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

  Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

  Earning Dividends

  For New York AMT Tax-Free Money Market, shares begin to earn dividends on the first business day following the day of purchase.

  For New York Municipal Money Market, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase. Shares purchased at any time on Good Friday begin to earn dividends on the first business day following the day of purchase.

  Shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

  However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the Federal Reserve Bank of New York (New York Fed) closes early, New York Municipal Money Market may advance the time on that day by which wire purchase orders must be placed so that shares earn dividends on the day of purchase. In addition, on any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares begin to earn dividends on the first business day following the day of purchase.

  For New York AMT Tax-Free Money Market, shares earn dividends until, but not including, the next business day following the day of redemption.

  For New York Municipal Money Market, shares redeemed by a wire order prior to 12:00 noon Eastern time generally earn dividends through the day prior to the day of redemption. Shares redeemed at any time on Good Friday earn dividends until, but not including, the next business day following the day of redemption.

  Prospectus

  Shareholder Information - continued

  Shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

  However, on any day that the principal bond markets close early (as recommended by the Bond Market Association) or the New York Fed closes early, New York Municipal Money Market may set a time after which shares redeemed by wire order earn dividends until, but not including, the next business day following the day of redemption. On any day that the principal bond markets do not open (as recommended by the Bond Market Association) or the New York Fed or the NYSE does not open, shares earn dividends until, but not including, the next business day following the day of redemption.

  Good Friday will not be considered a business day for purposes of exchanges into or out of any fund that is not open for business that day.

  Distribution Options

  When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for each fund:

  1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

  2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

  3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

  If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

  If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

  If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

  Tax Consequences

  As with any investment, your investment in a fund could have tax consequences for you.

  Each fund seeks to earn income and pay dividends exempt from federal income tax and New York State and City personal income taxes.

  Prospectus

  A portion of the dividends you receive may be subject to federal, state, or local income tax or, if applicable, may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

  For federal tax purposes, certain of each fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

  For New York personal income tax purposes, distributions derived from interest on municipal securities of New York issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

  Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

  Prospectus

  Fund Services

  Fund Management

  Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

  FMR is each fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

  As of March 31, 2005, FMR had approximately $64.4 billion in discretionary assets under management.

  As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

  Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund.

  FIMM is an affiliate of FMR. As of March 31, 2005, FIMM had approximately $275.2 billion in discretionary assets under management.

  Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

  Affiliates assist FMR with foreign investments:

    Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. As of September 28, 2005, FIIA had approximately $24.4 billion in discretionary assets under management. For each fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
    Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. As of September 28, 2005, FIIA(U.K.)L had approximately $15.4 billion in discretionary assets under management. For each fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.


  From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

  Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

  Prospectus

  Fund Services - continued

  FMR pays all of the other expenses of New York AMT Tax-Free Money Market with limited exceptions.

  New York AMT Tax-Free Money Market's annual management fee rate is 0.43% of its average net assets.

  For the fiscal year ended January 31, 2006, New York AMT Tax-Free Money Market paid a management fee of 0.43% of the fund's average net assets, after reimbursement.

  For New York Municipal Money Market, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

  The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

  For January 2006, the group fee rate was 0.12% for New York Municipal Money Market. The individual fund fee rate is 0.25% for New York Municipal Money Market.

  The total management fee for the fiscal year ended January 31, 2006, was 0.37% of the fund's average net assets for New York Municipal Money Market.

  FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

  The basis for the Board of Trustees approving the management contract and sub-advisory agreements, except the FRAC sub-advisory agreement approved in January 2006, for each fund is available in each fund's semi-annual report for the fiscal period ended July 31, 2005. The basis for the Board of Trustees approving the FRAC sub-advisory agreement for each fund is available in each fund's annual report for the fiscal period ended January 31, 2006.

  FMR may, from time to time, agree to reimburse the funds for other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

  Fund Distribution

  Fidelity Distributors Corporation (FDC) distributes each fund's shares.

  Intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers and administrators, may receive from FMR, FDC and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. This compensation may take the form of payments for distribution-related activities and/or shareholder services, and payments for educational seminars and training, including seminars sponsored by FMR, an affiliate or an intermediary. These payments are described in more detail in the statement of additional information (SAI).

  Prospectus

  Each fund has adopted a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

  Any fees paid out of the fund's assets on an ongoing basis pursuant to the Plan may increase the cost of your investment and may cost you more than paying other types of sales charges.


  From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.


  No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

  Prospectus

  Appendix

  Financial Highlights

  The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in each fund's annual report. A free copy of the annual report is available upon request.

  New York Municipal Money Market

Years ended January 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income 	 .021	 .008	 .006	 .010	 .021
Net realized and unrealized gain (loss) C 	 -	 -	 -	 -	 -
Total from investment operations 	 .021	 .008	 .006	 .010	 .021
Distributions from net investment income 	 (.021)	 (.008)	 (.006)	 (.010)	 (.021)
Distributions from net realized gain 	 - C	 -	 -	 -	 -
Total distributions 	 (.021)	 (.008)	 (.006)	 (.010)	 (.021)
Net asset value, end of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A 	 2.11%	 .80%	 .61%	 1.02%	 2.14%
Ratios to Average Net Assets B
Expenses before reductions 	 .51%	 .52%	 .51%	 .51%	 .52%
Expenses net of fee waivers, if any 	 .51%	 .52%	 .51%	 .51%	 .52%
Expenses net of all reductions 	 .40%	 .50%	 .50%	 .48%	 .48%
Net investment income 	 2.08%	 .81%	 .61%	 1.01%	 2.09%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 3,583,892	$ 3,217,928	$ 2,806,304	$ 2,744,750	$ 2,465,502

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

  C Amount represents less than $.001 per share.

  Prospectus

  Appendix - continued

  New York AMT Tax-Free Money Market

Years ended January 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income 	 .022	 .009	 .007	 .011	 .022
Net realized and unrealized gain (loss) C 	 -	 -	 -	 -	 -
Total from investment operations 	 .022	 .009	 .007	 .011	 .022
Distributions from net investment income 	 (.022)	 (.009)	 (.007)	 (.011)	 (.022)
Distributions from net realized gain 	 -	 - C	 -	 -	 -
Total distributions 	 (.022)	 (.009)	 (.007)	 (.011)	 (.022)
Net asset value, end of period 	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A 	 2.20%	 .94%	 .72%	 1.14%	 2.23%
Ratios to Average Net Assets B
Expenses before reductions 	 .43%	 .43%	 .43%	 .43%	 .48%
Expenses net of fee waivers, if any 	 .40%	 .40%	 .40%	 .40%	 .47%
Expenses net of all reductions 	 .32%	 .37%	 .39%	 .37%	 .44%
Net investment income 	 2.20%	 .92%	 .72%	 1.13%	 2.22%
Supplemental Data
Net assets, end of period (000 omitted) 	$ 1,557,168	$ 1,172,513	$ 1,072,558	$ 1,163,393	$ 940,370

  A Total returns would have been lower had certain expenses not been reduced during the periods shown.

  B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

  C Amount represents less than $.001 per share.

  Prospectus

  Notes

  Notes

  Notes

  Notes

  Notes

  Notes

  IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

  To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

  For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

  For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

  You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information.

  For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

  The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

  Investment Company Act of 1940, File Number, 811-06398

  Fidelity, Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

  Portfolio Advisory Services is a service mark of FMR Corp.

  The third party marks appearing above are the marks of their respective owners.

  1.700544.108 NYS-pro-0306

  FIDELITY® NEW YORK MUNICIPAL MONEY MARKET FUND
  AND
  FIDELITY NEW YORK AMT TAX-FREE MONEY MARKET FUND

  (formerly Spartan® New York Municipal Money Market Fund)

  Funds of Fidelity New York Municipal Trust II

  STATEMENT OF ADDITIONAL INFORMATION

  March 31, 2006

  This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual report is supplied with this SAI.

  To obtain a free additional copy of the prospectus or SAI, dated March 31, 2006, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

TABLE OF CONTENTS	PAGE
Investment Policies and Limitations	<Click Here>
Special Considerations Regarding New York	<Click Here>
Special Considerations Regarding Puerto Rico	<Click Here>
Portfolio Transactions	<Click Here>
Valuation	<Click Here>
Buying, Selling, and Exchanging Information	<Click Here>
Distributions and Taxes	<Click Here>
Trustees and Officers	<Click Here>
Control of Investment Advisers	<Click Here>
Management Contracts	<Click Here>

Proxy Voting Guidelines	<Click Here>
Distribution Services	<Click Here>
Transfer and Service Agent Agreements	<Click Here>
Description of the Trust	<Click Here>
Financial Statements	<Click Here>
Fund Holdings Information	<Click Here>
Appendix	<Click Here>

  NYS-ptb-0306
  1.472635.108

  (fidelity_logo_graphic)

  82 Devonshire Street, Boston, MA 02109

  INVESTMENT POLICIES AND LIMITATIONS

  The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

  A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

  The following are each fund's fundamental investment limitations set forth in their entirety.

  Diversification

  For each fund:

  The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

  Senior Securities

  For each fund:

  The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

  Short Sales

  For New York Municipal Money Market:

  The fund may not make short sales of securities.

  For New York AMT Tax-Free Money Market:

  The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities, has the right to obtain at no added cost, securities equivalent in kind and amount to the securities sold short.

  Margin Purchases

  For New York Municipal Money Market:

  The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

  For New York AMT Tax-Free Money Market:

  The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

  Borrowing

  For each fund:

  The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

  Underwriting

  For each fund:

  The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

  Concentration

  For each fund:

  The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, more than 25% of the fund's total assets would be invested in securities of companies whose principal business activities are in the same industry.

  For purposes of each of New York Municipal Money Market's and New York AMT Tax-Free Money Market's concentration limitation discussed above, Fidelity Management & Research Company (FMR) identifies the issuer of a security depending on its terms and conditions. In identifying the issuer, FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of each of New York Municipal Money Market's and New York AMT Tax-Free Money Market's concentration limitation discussed above,FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by FMR does not assign a classification.

  Real Estate

  For New York Municipal Money Market:

  The fund may not purchase or sell real estate, but this shall not prevent the fund from investing in municipal bonds or other obligations secured by real estate or interests therein.

  For New York AMT Tax-Free Money Market:

  The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

  Commodities

  For New York Municipal Money Market:

  The fund may not purchase or sell commodities or commodity (futures) contracts.

  For New York AMT Tax-Free Money Market:

  The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

  Loans

  For each fund:

  The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

  Oil, Gas, and Mineral Exploration Programs

  For New York Municipal Money Market:

  The fund may not invest in oil, gas, or other mineral exploration or development programs.

  Pooled Funds

  For New York Municipal Money Market:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For New York AMT Tax-Free Money Market:

  The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following investment limitations are not fundamental and may be changed without shareholder approval.

  Diversification

  For each fund:

  With respect to 75% of its total assets, the fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of the fund's total assets would be invested in the securities of that issuer.

  For purposes of each fund's diversification limitation discussed above, FMR identifies the issuer of a security depending on its terms and conditions. In identifying the issuer FMR will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.

  For purposes of each fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

  Borrowing

  For each fund:

  The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

  Illiquid Securities

  For each fund:

  The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

  For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

  Loans

  For each fund:

  The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.

  Pooled Funds

  For New York Municipal Money Market:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

  For New York AMT Tax-Free Money Market:

  The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

  The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.

  Affiliated Bank Transactions. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

  Borrowing. Each fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements, and may make additional investments while borrowings are outstanding.

  Cash Management. A fund can hold uninvested cash. A municipal fund's uninvested cash may earn credits that reduce fund expenses.

  Central Funds are money market or short-term bond funds managed by FMR or its affiliates. The money market central funds seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The money market central funds comply with industry-standard regulatory requirements for money market funds regarding the quality, maturity, and diversification of their investments. The short-term bond central funds seek to obtain a high level of current income consistent with preservation of capital. Certain Fidelity funds are permitted to invest their assets allocated to debt in a central fund. Such an investment allows a fund to obtain the benefits of a fully diversified bond portfolio regardless of the amount of assets the fund invests in debt.

  Illiquid Securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

  Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates; however, municipal funds currently intend to participate in this program only as borrowers. A fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

  Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

  Municipal Insurance. A municipal bond may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

  Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal bond in the event of default by the issuer, and cover a municipal bond to its maturity, enhancing its credit quality and value.

  Municipal bond insurance does not insure against market fluctuations or fluctuations in a fund's share price. In addition, a municipal bond insurance policy will not cover: (i) repayment of a municipal bond before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal bond issue whereby part of the municipal bond issue may be retired before maturity.

  Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

  FMR may decide to retain an insured municipal bond that is in default, or, in FMR's view, in significant risk of default. While a fund holds a defaulted, insured municipal bond, the fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the municipal bond matures, or in connection with a mandatory sinking fund redemption.

  Principal Municipal Bond Insurers. The various insurance companies providing primary and secondary market insurance policies for municipal bonds are described below. Ratings reflect each respective rating agency's assessment of the creditworthiness of an insurer and the insurer's ability to pay claims on its insurance policies at the time of the assessment.

  Ambac Assurance Corp., a wholly-owned subsidiary of Ambac Financial Group Inc., is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Ambac Assurance Corp. are rated "Aaa" by Moody's® Investors Service and "AAA" by Standard & Poor's® (S&P®).

  Connie Lee Insurance Co. is a wholly-owned subsidiary of Connie Lee Holdings Inc., which is a wholly-owned subsidiary of Ambac Assurance Corp. All losses incurred by Connie Lee Insurance Co. that would cause its statutory capital to drop below $75 million would be covered by Ambac Assurance Corp. Connie Lee Insurance Co. is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by Connie Lee Insurance Co. are rated "AAA" by S&P.

  Financial Guaranty Insurance Co. (FGIC), a wholly-owned subsidiary of GE Capital Services, is authorized to provide bond insurance in the 50 U.S. states and the District of Columbia. Bonds insured by FGIC are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

  Financial Security Assurance Inc. (FSA), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., is authorized to provide bond insurance in 49 U.S. states, the District of Columbia, and three U.S. territories. Bonds insured by FSA are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

  Municipal Bond Investors Assurance Corp. (MBIA Insurance Corp.), a wholly-owned subsidiary of MBIA Inc., a publicly-owned company, is authorized to provide bond insurance in the 50 U.S. states, the District of Columbia, and the Commonwealth of Puerto Rico. Bonds insured by MBIA Insurance Corp. are rated "Aaa" by Moody's Investors Service and "AAA" by S&P.

  Municipal Leases and participation interests therein may take the form of a lease, an installment purchase, or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Generally, a fund will not hold these obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the purchaser a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the issue.

  Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. If a municipality stops making payments or transfers its obligations to a private entity, the obligation could lose value or become taxable.

  Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before the New York legislature that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the fund's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a fund, making it more difficult for a fund to maintain a stable net asset value per share (NAV).

  Education. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students' ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

  Electric Utilities. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

  Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers. In the future, the following elements may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

  Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

  Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

  Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer's importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

  Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

  Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

  Restricted Securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

  Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and a fund's yield and may be viewed as a form of leverage.

  Securities of Other Investment Companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

  The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

  Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. For purposes of making initial and ongoing minimal credit risk determinations, FMR and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

  Temporary Defensive Policies. Each fund reserves the right to hold a substantial amount of uninvested cash or to invest more than normally permitted in taxable obligations for temporary, defensive purposes.

  Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

  When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

  When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

  A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

  SPECIAL CONSIDERATIONS REGARDING NEW YORK

  The following information regarding the State and its local units of government is a summary based upon information drawn from official statements and has not been independently verified.

  Special Considerations Relating to New York Municipal Securities

  New York State (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

  Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State's job base was in decline. Total State nonfarm employment is projected to grow 1.0 percent for 2005-06, with private sector job growth of 1.3 percent projected for 2005-06. The continued strengthening of the State economy will help to support the housing market in 2005-06, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005-06 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both State personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005-06.

  As of the close of 2004-05, the State projects balances in the State's general reserves to guard against unbudgeted risks will total $1.5 billion. The reserves include $872 million in the Tax Stabilization Reserve Fund, $601 million in a new fiscal stability reserve fund, and $21 million in the Contingency Reserve Fund for litigation. To permanently improve the State's reserve levels, the Governor has proposed legislation to increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of 1 percent to five-tenths of 1 percent of spending. The rainy day fund currently is at its statutory maximum balance of 2 percent and can only increase as the size of the budget increases.

  Aside from the $21 million in the Contingency Reserve Fund, the current Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

  An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government is currently auditing Medicaid claims submitted since 1993 under the School Supportive Health Services Program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The 2005-06 Financial Plan assumes the Federal government will fully reimburse these costs.

  In addition, a portion of Federal Medicaid payments related to School Supportive Health Services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse local school districts for these costs, these Federal deferrals, if not resolved, could negatively impact the Financial Plan. Alternatively, if the State suspends reimbursement, local governments could be adversely affected.

  It is unclear at this time what impact, if any, Federal actions may have on the Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

  In addition, in response to the Campaign for Fiscal Equity (CFE) litigation concerning the State's system for financing public schools, the Executive Budget recommends a $634 million school aid increase for the 2006-07 school year. Of this amount, $375 million will be allocated pursuant to a plan to promote the provision of sound basic education (SBE) statewide, bringing total SBE aid to $700 million in 2006-07. The Governor is again proposing a plan for 2006-07 that would provide SBE grants to school districts statewide that would be financed primarily with revenues generated from existing and future video lottery terminals (VLTs). Under the Governor's plan, New York City would receive approximately 60 percent of the annual SBE aid. A ruling from the State Appellate Court is expected by June 2006 concerning the State's appeal of the Trial Court's order that directed the State to increase operating aid to New York City schools by $5.6 billion over four years and provide $9.2 billion in capital improvements.

  GAAP - Basis Financial Plan

  The Division of Budget (DOB) prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2004-05 and the projections for 2005-06 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2003-04 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, "Basic Financial Statements - Management's Discussion and Analysis (MD&A) - for State and Local Governments" ("GASB 34"). The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year.

  The General Fund is anticipated to end the 2005-06 fiscal year with an operating deficit of $394 million on a GAAP basis.

  GAAP - Basis Results for Fiscal Year 2004-05

  The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

  Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

  The State's general purposes financial statements for fiscal year 2004-05 prepared on a GAAP basis reflect the following.

  Net Assets. The State reported net assets of $43.8 billion, which was comprised of $61.4 billion in capital assets reported net of related debt and $5.0 billion in restricted net assets offset by an unrestricted net assets deficit of $22.6 billion. Net assets reported for governmental activities increased by $2.1 billion from a year ago, increasing from $39.1 billion to $41.2 billion. Unrestricted net assets - the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements - had a deficit of $23.4 billion at March 31, 2005.

  The deficit in unrestricted governmental net assets exists primarily because the State has issued debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included securitizing the State's future tobacco settlement receipts ($4.5 billion), eliminating the need for seasonal borrowing by the Local Government Assistance Corporation ($4.4 billion), local highway and bridge projects ($2.9 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($7.0 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

  Net assets for business-type activities increased by 26.7 percent, $2.6 billion in 2005 compared to $2.1 billion in 2004. The increase in net assets for business-type activities was caused primarily by employer contributions and other revenues exceeding unemployment benefit payments for the Unemployment Insurance Fund ($224 million), SUNY and CUNY Senior College operating revenues and State support exceeding operating expenses ($279 million and $129 million, respectively), and offset by State Lottery losses of $75 million.

  Governmental Activities. The State's total revenues for governmental activities of $98.6 billion exceeded its total expenses of $95.3 billion by $3.3 billion. However, the amount that State taxpayers ultimately financed for activities through State taxes and other State revenue was $54.3 billion including education aid transfers from the State Lottery of $2.1 billion, grants and contributions of $37.4 billion, and revenues derived by those who directly benefited from the programs of $6.9 billion. Overall, the State's governmental program revenues, including intergovernmental aid, fees for services and capital grants were $44.3 billion in 2004-2005. The State paid for the remaining "public benefit" portion of governmental activities with $49.5 billion in taxes and $4.8 billion in other revenues including investment earnings.

  Business-type Activities. The cost of all business-type activities in 2004-05 was $15.0 billion. The amount that tax-payers ultimately financed for activities reported as transfers was $548 million because some activity costs were paid by: those directly benefiting from the programs ($9.4 billion), grants and contributions ($5.0 billion) and other miscellaneous revenue ($534 million).

  State Funds. The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the year, its governmental funds reported a combined fund balance of $8.3 billion. Included in this year's total change in fund balance is an operating surplus of $827 million in the State's General Fund. The General Fund operating surplus is attributable to several factors including an increase of $2.1 billion in personal income tax revenue, a $819 million increase in consumption and use tax revenue, a $1.0 billion increase in business and other taxes and a $150 million increase in miscellaneous revenues, offset by a $643 million decline in Federal grants. Much of the increase in tax revenues is related to improvement in the national economy and tax increases enacted for personal income and sales taxes. The improvement in the national economy favorably affected the State's economy in the form of job growth, increased business profitability and increased consumer spending. The increase in General Fund revenues was offset by a $1.7 billion increase in expenditures. Local assistance expenditures increased by $735 million due primarily to increased spending for medical assistance and income maintenance programs. State operations increased $983 million due primarily to negotiated salary increases, increased health insurance costs and employer pension costs.

  The State ended the 2004-05 fiscal year with a General Fund accumulated balance of $546 million. The increase of the fund balance is due primarily to an increase in tax revenues as result of an increase in the personal income tax rate and an improving State economy.

  Capital Assets. As of 2005, the State has $84.2 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.3 billion, over last year.

  The State is responsible for maintaining more than 42,475 lane miles of highway and 7,807 bridges. Pavement condition rating parameters for the current year are expected to be between 6.7 and 7.2, while bridge pavement condition parameters are expected to be between 5.3 and 5.6. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.2 billion in 2005.

  The State's fiscal year 2006 capital budget calls for it to spend another $6.2 billion for capital projects, of which $3.3 billion is for transportation projects. To pay for these capital projects the State plans to use $249 million in general obligation bond proceeds, $3.0 billion in other financing arrangements with public authorities, $1.6 billion in Federal funds, and $1.4 billion in funds on hand or received during the year.

  Debt Administration. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations that are authorized by legislation but not approved by the voters (non-voter approved debt), including lease-purchase and contractual obligations where the State's legal obligation to make payments is subject to and paid from annual appropriations made by the Legislature or assignment of revenue in the case of Tobacco Settlement Revenue Bonds. One minor exception, equipment capital leases and building capital leases which represent $376 million as of March 31, 2005, do not require Legislature or voter approval. Other obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities - thus it is not expected to be repaid from resources generated by business-type activities. The State Finance Law allows the bonded portion of this single combined debt portfolio, which includes debt reported in both governmental and business-type activities combined, to include debt instruments which result in a net variable rate exposure in an amount that does not exceed 15 percent of total outstanding State-supported debt, and interest rate exchange agreements (swaps) that do not exceed 15 percent of total outstanding State-supported debt. At March 31, 2005 the State had $2.1 billion in State-supported (net) variable rate bonds outstanding and $6.0 billion in interest rate exchange agreements, where the State issues variable rate bonds and enters into a swap agreement that converts the rate effectively to a fixed rate.

  In addition, the State had $2.4 billion in convertible bonds, which bear a fixed rate until future mandatory tender dates in 2005, 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. The interest rate mode will be determined close to the conversion date. Similar to convertible bonds, the State also entered into approximately $693 million in swaps that create synthetic variable rate exposure in the future. In these transactions, the State issued fixed rate bonds and entered into forward starting swaps pursuant to which it receives a fixed rate that exceeds the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net result is that the State will be paying interest at a fixed rate through 2014, and a variable rate between 2014 and 2030.

  At March 31, 2005, variable rate bonds, net of those subject to the fixed rate swaps, were equal to 5.1 percent of the State-supported debt portfolio. Variable to fixed rate agreements of $6 billion were equal to 14.7 percent of the total State-supported debt portfolio. Additionally, the State had $850 million in fixed to variable rate swap agreements outstanding, which are excluded from the statutory cap because, at the time the transaction was completed, they offset specific risks in the State's swap portfolio.

  At March 31, 2005, the State had $47.5 billion in bonds, notes, and other financing agreements outstanding compared with $46.7 billion last year, an increase of $607 million.

  2005-2006 Financial Plan

  The State's current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget. The 2005-06 Enacted Budget Financial Plan reflects the actions of the Legislature and Governor through April 12, 2005.

  The State's Financial Plan forecasts receipts and disbursements for the fiscal year and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in the Enacted Budget Financial Plan. DOB issued the third quarterly update to the Financial Plan (the "Third Quarterly Update") on January 6, 2006.

  Receipts. The Enacted Budget Financial Plan projected General Fund receipts, including transfers from other funds, to total $46.8 billion in 2005-06, an increase of $3.0 billion (6.9 percent) from 2004-05. The Third Quarterly Update projects General Fund receipts at $47.9 billion. The State has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Both personal income taxes and business taxes have shown robust growth, similar to the experience in prior economic expansions. Real estate-related tax collections have also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

  Personal income tax receipts are projected to increase by $2.4 billion (13.1 percent) from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the personal income tax refund reserve account. This amount is offset by a larger deposit to the Revenue Bond Tax Fund.

  Personal income tax receipts, including refund reserve transactions, are revised upward by $1.1 billion from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

  User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. The Enacted Budget Financial Plan projected General Fund user taxes and fees net receipts for 2005-06 to total $8.6 billion, a decrease of $130 million (1.5 percent) from reported 2004-05 collections.

  Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $4.3 billion, an increase of $214 million (5.3 percent) from 2004-05 collections. This increase is primarily due to an expectation of continued strength in the corporate franchise tax.

  Other tax receipts are now projected to total $778 million, which is $148 million below last year's amount, but unchanged from the Executive Budget estimate. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

  Miscellaneous receipts are expected to reach nearly $2.3 billion, an increase of $131 million from 2004-05. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05. Miscellaneous receipts from the Executive Budget is a negative $3 million resulting largely from the net impact of reestimates and the legislative rejection of several proposed increases in licenses and fees.

  Total receipts in 2005-06 are projected to be $46.8 billion in the General Fund, $70.1 billion in State Funds, and $106.5 billion in All Funds, an annual increase of $2.5 billion (5.7 percent), $4.4 billion (6.8 percent) and $4.5 billion (4.4 percent), respectively.

  Receipts in the 2005-2006 Enacted Budget exceed the level recommended in the Governor's Executive Budget by $1.5 billion in the General Fund, $959 million in State Funds, and $1.1 billion in All Funds.

  Disbursements. The Enacted Budget Financial Plan estimated General Fund disbursements of $46.2 billion in 2005-06, an increase of $2.1 billion (4.7 percent) from 2004-05 State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.5 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.4 billion (4.3 percent) over the prior year.

  The Third Quarterly Update revised estimated General Fund spending upward to $47.2 billion in 2005-06, an increase of $337 million above the Mid-Year forecast. The most substantive revisions are due to timing, with the higher spending from the acceleration of Medicaid and mass transit payments, offset in part by lower spending for labor settlement that were expected to occur in 2005-06 but are now budgeted for 2006-07.

  Reserves/General Fund Closing Balance. The Third Quarterly Update projects that the State will end the 2005-06 fiscal year with a balance of $3.2 billion in the General Fund. The balance consists of $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the Rainy Day Fund, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund that finances discretionary spending initiatives by the Legislature and Governor. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

  2006-2007 Financial Plan

  On January 17, 2006, the Governor presented his 2006-07 Executive Budget to the Legislature which contained financial projections, a proposed Capital Program and Financing Plan for the State's 2006-07 fiscal year.

  Receipts. The State projects General Fund receipts, including transfers from other funds, to total $50.2 billion in 2006-07, an increase of $2.2 billion (4.7 percent) from the current year. The increase in General Fund receipts is the result of increased collections from personal income tax and sales taxes, and miscellaneous receipts. General Fund tax receipt growth is projected at 5.8 percent. General Fund miscellaneous receipts are projected to increase by 4.5 percent.

  Personal income tax receipts directly deposited in the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within use taxes, is projected to increase $170 million, or 2.1 percent. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth. Business tax receipts are projected to total $5 billion, and following extraordinary growth in 2005-06 are projected to remain virtually unchanged in 2006-07, reflecting the factors described above.

  Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

  Transfers from other funds are expected to total $10.1 billion in 2006-07, an increase of $87 million from 2005-06. Portions of personal income tax, sales tax, and the real estate transfer tax support debt service due on State Personal Income Tax Bonds, Local Government Assistance Corporations bonds, and General Obligation bonds. The excess of tax receipts over debt service is transferred back to the General Fund. Annual growth in these dedicated tax receipts ($551 million) is partially offset by an increase in debt service costs ($262 million).

  All other transfers are projected to total $266 million in 2006-07, a decrease of $202 million. The change is a result of lower fund sweeps ($87 million) and of transfers expected from the Tribal State Compact Account ($49 million).

  All Funds receipts are projected to total $105.5 billion in 2005-06, an increase of $4.4 billion (4.3 percent) over 2004-05 projections. The total comprises tax receipts ($50.7 billion), Federal grants ($36.6 billion) and miscellaneous receipts ($18.3 billion).

  Disbursements. The State projects adjusted General Fund disbursements, including transfers to other funds, of $49.6 billion in 2006-07, an increase of $2.4 billion (5.1 percent) from 2005-06. Increases in Grants to Local Governments ($1.6 billion), State Operations ($642 million), general state charges ($341 million) are partially offset by a decrease in transfers to other funds ($148 million).

  Grants to Local Governments include financial aid to Local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of Executive Budget recommendations, local assistance spending is projected at $33.7 billion in 2006-07, an increase of $1.6 billion from the current year. The largest increases are for the Medicaid cap and FHP takeover ($764 million), the new STAR Plus rebate program ($530 million), and school aid ($494 million).

  State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.9 billion in 2006-07, an increase of $642 million (7.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 72 percent of State Operations spending. The remaining 28 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

  Personal service spending, after Executive Budget actions, totals $6.4 billion in 2006-07, an increase of $624 million or 10.8 percent. Growth is affected by the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. The change results in a $150 million annual increase in personal service spending and a comparable decrease in non-personal spending. Adjusting for this reclassification, personal service spending is projected to increase by $474 million from 2005-06. The growth is primarily due to salary increases ($309 million) and pay raises for judges proposed by the Judiciary ($70 million). Non-personal service spending totals $2.4 billion, an increase of $18 million from the current year. Adjusting for the $150 million patient income revenue reclassification, growth is $168 million (6.8 percent). Growth in inflation ($88 million) and energy costs ($35 million) account for the change.

  The amounts reflect about $385 million of savings from budget actions, including the sharing or consolidation of services, maximizing patient income revenues, and utilizing other revenue sources to support costs.

  The State projects the Executive branch workforce will total 191,100 in 2006-07, a decrease of 400 from the current-year estimate.

  General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. General Fund spending for General State Charges is projected to be $4.3 billion in 2006-07, an increase of $341 million (8.5 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion).

  Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($255 million), and other funds ($765 million).

  General Fund transfers for debt service are projected to increase by $4 million (0.2 percent) from 2005-06. Transfers to support capital projects are projected to increase by $45 million, mainly for recommended maintenance ($10 million) and revisions across all programs based on update information. The decline in other funds transfers is largely due to a non-recurring transfer from the General Fund to the Lottery Fund to support a shortfall in receipts ($183 million). In addition, all other transfers reflect $130 million to the VLT account in 2005-06 and another $100 million in 2006-07 to supplement receipts until VLTs become fully operational at Yonkers and Aqueduct racetracks. Those amount are held in reserve for SBE.

  Authorities and Localities

  Metropolitan Transportation Authority ("MTA"). The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

  New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

  Fiscal Oversight for New York City. In response to the City's fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

  The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

  Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2005-06 fiscal year or thereafter.

  Litigation

  New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances. Included in this litigation are the following:

  In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

  By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint.

  By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. The defendants appealed from the October 1, 2003 decision.

  By decision and order dated May 20, 2004, the Appellate Division, First Department, affirmed the dismissal of plaintiff's original complaint but also affirmed the denial of defendants' motion to dismiss the amended claim. The State, the other defendants and the plaintiffs moved in the Appellate Division, First Department, for leave to appeal to the Court of Appeals. On October 12, 2004, the First Department granted leave to appeal.

  In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the Governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multi-jurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

  By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed to the Court of Appeals from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs' motions for re-argument in both cases. On September 15, 2005, Plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. On November 28, 2005, the United States Supreme Court denied petitioner's application for certiorari.

  In Oneida Indian Nation of New York et al. v. County of Oneida, plaintiff claimed that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795. On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provided for monetary payment, transfers of land and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneidas of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

  Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

  In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On January 17, 2006, plaintiffs filed for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision.

  In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006 subject to possible extension.

  In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of the decision of the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff's motion for reconsideration and en banc review. On November 21 and 22, 2005, United States Supreme Court Justice Ginsburg granted applications by the United States and the tribal plaintiffs for extensions of time to petition for certiorari until January 6, 2006. On December 27, 2005, Justice Ginsburg granted the application of the United States and the tribal plaintiffs to further extend their time to petition for certiorari to dates in the first week of February, 2006.

  Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which would, in part, require enactment of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. These agreements provided for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

  In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 8, 2005, the District Court stayed all further proceedings in this case until is it known whether the plaintiffs in the Cayuga Indian Nation of New York case will ask the United States Supreme Court to review the Second Circuit's June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit's decision or issues an opinion in that case.

  In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement ("MSA") that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit.

  In Campaign for Fiscal Equity, Inc., et al. v. State, et al., plaintiffs claimed that the State's method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a "sound basic education" as required by the State Constitution. By a decision dated June 26, 2003, the New York State Court of Appeals held that the evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education, and remitted the case to the trial court for further proceedings in accordance with its decision. In August 2004, the Supreme Court, New York County, referred this case to a panel of three referees to make recommendations as to how the State should satisfy the Court of Appeals holding. On November 30, 2004, the panel recommended that that the State pay New York City Schools a total of $14.1 billion over the next four years in additional operations funding and $9.2 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel's report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court's decision was stayed pending resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs' motion to lift the automatic stay.

  There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including, but not limited to, New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), Healthcare Association of New York State v. DeBuono; Bayberry Nursing Home et al. v. Pataki, et al., and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

  In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

  In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department, affirmed the decision of the lower court. One December 22, 2005, the Appellate Division, Fourth Department, granted petitioners' motion for leave to appeal to the Court of Appeals.

  SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

  The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. FMR has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

  Relationship between Puerto Rico and the United States

  The United States (U.S.) and Puerto Rico share a common defense, market, and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the U.S. but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

  Government Structure

  The Constitution of the Commonwealth provides for the separation of powers of the executive, legislative, and judicial branches of government. The Governor is elected every four years. The Legislative Assembly consists of a Senate and a House of Representatives, the members of which are elected for four-year terms. The highest court within the local jurisdiction is the Supreme Court of Puerto Rico. Puerto Rico constitutes a District in the Federal Judiciary and has its own U.S. District Court. Decisions of this court may be appealed to the U.S. Court of Appeals for the First Circuit and from there to the Supreme Court of the U.S.

  Governmental responsibilities assumed by the central government of the Commonwealth are similar in nature to those of the various state governments. In addition, the central government assumes responsibility for local police and fire protection, education, public health and welfare programs, and economic development.

  The Economy of Puerto Rico

  The economy of Puerto Rico is closely linked to that of the U.S. During fiscal year 2004 (from July 1, 2003 through June 30, 2004), trade with the U.S. accounted for approximately 82% of Puerto Rico's exports and approximately 45% of its imports. Factors affecting the U.S. economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the U.S. in 2001 and 2002, and the subsequent recovery, has also been reflected in the Puerto Rico economy, although to a lesser degree.

  Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Almost every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In prior years, these factors were aided by a significant expansion in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices.

  Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2004. In fiscal year 2004, aggregate personal income was $46.8 billion ($43.8 billion in 2000 prices) and personal per capita income was $12,031 ($11,260 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the U.S. Transfer payments to individuals in fiscal year 2004 were $9.7 billion, of which $7.5 billion, or 77%, represented entitlements to individuals who had previously performed services or made contributions under programs such as Social Security, Veterans' Benefits, Medicare, and U.S. Civil Service retirement pensions.

  Forecast for Fiscal Year 2006. The forecast by the Puerto Rico Planning Board (Planning Board) for current real gross national product for fiscal year 2006, released in February 2005, projects an increase of 2.5%. The most important short-term factors that could have an adverse effect on the economy include the persistent high level of oil prices, the upward trend in short-term interest rates, the depreciation of the U.S. dollar, which affects the value of imports to Puerto Rico, and the possibility of a deceleration of public investment due to the Commonwealth's fiscal difficulties, which could reduce activity in construction and other sectors. The continued upward trend of interest rates may also contribute to a possible economic slowdown in general. The increase in oil prices coupled with other price increases, also serve to reduce disposable income and, therefore, overall economic activity. The Commonwealth is dependent on oil for approximately 70% of its power generation. Therefore, the increases in oil prices are expected to negatively affect the Commonwealth's economy. On the other hand, it is expected that the implementation of the tax reform will positively affect economic activity of the Commonwealth. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

  Fiscal Year 2005. According to the Department of Labor and Human Resources Household Employment Survey (Household Survey), total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004. As in the past, the economy of Puerto Rico followed the performance of the U.S. economy.

  The Planning Board's current real gross national product forecast for fiscal year 2005, released in February 2005, projected an increase of 2.3%. The major short-term factors that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the continued upward trend in short-term interest rates, and the devaluation of the U.S. dollar, which affects the value of imports to Puerto Rico.

  Fiscal Year 2004. The Planning Board's preliminary reports of the performance of the Puerto Rico economy during fiscal year 2004 indicate that the economy registered an increase of 2.8% in real gross national product. Nominal gross national product was $50.3 billion in fiscal year 2004 ($43.9 billion in 2000 prices), compared to $47.4 billion in fiscal year 2003 ($42.8 billion in 2000 prices). This represents an increase in nominal gross national product of 6.1%. Aggregate personal income increased from $44.7 billion in fiscal year 2003 ($42.4 billion in 2000 prices), to $46.8 billion in fiscal year 2004 ($43.8 billion in 2000 prices), and personal income per capita increased from $11,566 in fiscal year 2003 ($10,962 in 2000 prices), to $12,031 in fiscal year 2004 ($11,260 in 2000 prices). According to the Household Survey, total annual employment averaged 1,205,600 in fiscal year 2004 compared to 1,188,015 in fiscal year 2003, an increase of 1.5%. Concurrently, the unemployment rate also decreased from 12.1% during fiscal year 2003 to 11.4% during fiscal year 2004.

  Economic Performance by Sector

  The dominant sectors of the Puerto Rico economy are manufacturing and services, which from fiscal year 2000 to fiscal year 2004 generated the largest portion of gross domestic product. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

  Manufacturing. Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2004 manufacturing generated $34.1 billion or 43.2% of gross domestic product. During fiscal year 2005, payroll employment for the manufacturing sector was 117,242, a decrease of 1.1% compared with fiscal year 2004, with most of the job losses occurring in labor-intensive industries. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The U.S. minimum wage laws are applicable in Puerto Rico. As of June 2005, the average hourly manufacturing wage rate in Puerto Rico was 65.8% of the average mainland U.S. rate.

  Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development and includes several industries less prone to business cycles. In the last three decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by large investments over the last decade in the pharmaceutical, scientific instruments, computers, and electrical products industries in Puerto Rico. One of the factors encouraging the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. However, federal legislation enacted in 1996, which amended Section 936 of the U.S. Internal Revenue Code of 1986, as amended (U.S. Code), phases out the federal tax incentives during a ten-year period.

  Total employment in the manufacturing sector decreased by 25,691 from fiscal year 2000 to fiscal year 2005. This reduction in manufacturing employment was coupled with a significant increase in manufacturing productivity and investment as shown by the expansion in real manufacturing output and in the growth of exports. Most of the decrease in employment has been concentrated in labor-intensive industries, particularly apparel, textiles, tuna canning, and leather products.

  Services. Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2000 and 2004, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.2%, while payroll employment in this sector increased at an average annual rate of 1.1%. It should also be noted that in the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2003, the number of self-employed individuals was 180,464, out of which 46.0% were in the service sector and 10.5% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

  The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

  The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2004, services generated $30.5 billion of gross domestic product, or 38.7% of the total. Services employment grew from 510,758 in fiscal year 2000 to 547,057 in fiscal year 2005 (representing 52.5% of total non-farm payroll employment). This represents a cumulative increase of 6% during such period. Wholesale and retail trade, finance, insurance, and real estate experienced significant growth in fiscal years 2000 to 2004, as measured by gross domestic product. From fiscal year 2000 to 2004, gross domestic product increased in wholesale and retail trade from $8.3 billion to $9.6 billion, and in finance, insurance, and real estate from $10.0 billion to $13.0 billion. There are 16 commercial banks and trust companies currently operating in Puerto Rico. Total assets of these institutions as of June 30, 2005 were $100.0 billion. As of June 30, 2005, there were approximately 35 international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $72.8 billion.

  Government. The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2004, the government accounted for $7.4 billion of Puerto Rico's gross domestic product, or 9.4% of the total. The government is also a significant employer, providing jobs for 309,594 workers, or 29.7% of total non-farm payroll employment in fiscal year 2005.

  On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities have begun to negotiate the economic and non-economic terms of at least forty collective bargaining agreements, which could have a material impact on the Commonwealth's General Fund.

  On August 3, 2005, the Governor issued an Executive Order requiring most Executive Branch agencies to establish a voluntary employee hourly reduction program. The purpose of the program is to reduce salary expenditures by the government. The program establishes two hourly alternatives with different pay incentives: (i) one day per week work reduction (approximately 7.5 hours or 20% of the work week) with a 15% reduction in salary; and (ii) 50% reduction in the regular hourly work week with a 35% reduction in salary (for those employees with 5 years or less before retirement, the second option will only entail a 25% reduction in salary). Participation in this voluntary program will not result in any payroll contribution reductions to the Government Employees Retirement System.

  Construction. Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. However, during the period from fiscal year 2000 through fiscal year 2004, real construction investment decreased 3.3%. This decline is relatively small when compared to the high levels of construction activity previously recorded.

  The total value of construction permits increased 21.2% for the same five-year period. Public investment has been an important component of construction investment. During fiscal year 2004, approximately 41% of the total investment in construction was related to public projects. During fiscal year 2005, the total value of construction permits increased 0.1% compared with fiscal year 2004. Average payroll employment in the construction sector during fiscal year 2005 was 67,516, a decrease of 2.3% from fiscal year 2004.

  During fiscal year 2005, total sales of cement, including imports, decreased 0.1% compared with fiscal year 2004.

  Total construction investment for fiscal year 2004 increased (in real terms) by 1.5%, which was the first increase in 3 years. For fiscal years 2005 and 2006, the Planning Board forecasts construction investment increases (in real terms) of 1.3% for each year. Public investment will be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. However, public investment in construction could be negatively affected by the Commonwealth's fiscal difficulties.

  Tourism. During fiscal year 2005, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,842,400, an increase of 3.1% over the number of persons registered during the same period in fiscal year 2004. The number of non-resident tourists registered in tourist hotels during fiscal year 2005 increased 2.8% compared to fiscal year 2004 due to new hotel rooms from tourist developments opened in 2005. Hotel rooms available during fiscal year 2005 increased 5.3% compared to fiscal year 2004. The average number of rooms rented in tourist hotels increased 3.1% during fiscal year 2005 compared to fiscal year 2004. The average occupancy rate in tourist hotels during fiscal year 2005 was 70.8% compared to 72.4% for fiscal year 2004. The decrease in the occupancy rate in tourist hotels during fiscal year 2005 was due to the addition of new hotel rooms.

  During fiscal year 2004, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,787,300, an increase of 3.2% over the number of persons registered during fiscal year 2003. The average occupancy rate in tourist hotels during fiscal year 2004 was 72.4% compared to 68.0% in fiscal year 2003. The average number of rooms rented in tourist hotels increased 4.9% during fiscal year 2004 compared with fiscal year 2003. The average number of rooms available in tourist hotels decreased 1.6% during fiscal year 2004 compared to fiscal year 2003.

  San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

  The Commonwealth, through the Convention Center District Authority, is in the process of finishing the development of the largest convention center in the Caribbean, and the centerpiece of a 100 acre private development, including hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion to improve Puerto Rico's competitive position in the convention and group travel segments. The convention center opened on November 17, 2005, and 17 conventions have already been booked for the first year of operations.

  The Convention Center District Authority also owns a multi-purpose coliseum located in San Juan, Puerto Rico. The coliseum, known as the Jose Miguel Agrelot Coliseum, was inaugurated in 2004 and has been host to various successful artistic and other events.

  Agriculture. The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2004, gross income from agriculture was $780.7 million, an increase of 2.8% compared with fiscal year 2003. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, and other products. During fiscal year 2004, traditional crops, livestock products, starchy vegetables, ornamental plants, and other products contributed a higher percentage of the sector's income than in the previous fiscal year.

  The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes, and property registry fees. It also provides full income tax exemption for interest income from bonds, notes, and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

  Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

  Economic Development Program for the Private Sector

  The Commonwealth's economic development program for the private sector is now focused on initiatives aimed at producing a more diversified and sustainable economic development. The three principal elements of these initiatives are the following: (i) the promotion of foreign investment focused on life sciences and communications and information technology; (ii) the promotion of local entrepreneurial investment that builds upon the Commonwealth's competitive advantages in, among other areas, life sciences, tourism, commerce, and services; and (iii) investment in infrastructure and human capital to complement the promotion of foreign and local investment and focus on the current and future needs for human capital.

  The Commonwealth has formulated a strategic plan to enhance its competitiveness in knowledge-based economic sectors, such as research and development of science and technology products. Four major components of this strategic plan are: (i) building on the strong presence in Puerto Rico of multinational companies in the science and technology sectors; (ii) building on Puerto Rico's skilled workforce to promote the expansion of research and development facilities by companies currently operating in Puerto Rico; (iii) attracting new companies in such sectors; and (iv) providing incentives for companies and entrepreneurs to engage in the process of innovation and commercialization of new products and to establish research and development facilities in Puerto Rico. The last initiative includes the creation of the Puerto Rico Science & Technology Trust, a government-sponsored trust, that will provide grants and financing to companies, entrepreneurs, and universities that engage in these activities.

  The Commonwealth is also providing incentives to promote the establishment of distribution and call centers, the acquisition and development of patents, and the development of a local entrepreneurial class. Distribution and call centers located in the Commonwealth will benefit from special incentives such as (i) an excise tax exemption on machinery and equipment acquired by a call center; and (ii) a preferential tax rate of 4% for call centers located in Puerto Rico if they offer services to Latin America and a preferential tax rate of 2% if they offer hemisphere or worldwide services. The Commonwealth has decided to focus on this type of industry because it is labor intensive, presents no environmental concerns, and is generally able to start operations quickly.

  With respect to the acquisition and development of patents, under newly enacted legislation, the Secretary of the Commonwealth's Department of the Treasury (Treasury) may (i) negotiate the payment of taxes on patent royalties; and (ii) reduce the tax rate on patent royalties to a rate as low as 2%. These incentives are in addition to those already enacted for research and development carried out in the Commonwealth. To further develop a local entrepreneurial class, the Commonwealth has enacted legislation providing local entrepreneurs with the following benefits: (i) tax incentives to retailers that use their distribution channels to sell products made in Puerto Rico in other jurisdictions; (ii) require that at least 15% of products and services purchased by public agencies be locally manufactured or provided; and (iii) the use of government-sponsored financing, marketing and/or training to promote the production of economically feasible products or services for Puerto Rico markets.

  Puerto Rico Tax Incentives

  One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the U.S. with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development in Puerto Rico.

  In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentive law, Act No. 135 of December 2, 1997, as amended (1998 Tax Incentives Act), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally manufactured recycled product.

  The 1998 Tax Incentives Act was also amended to allow a credit against the Puerto Rico tax liability of investors that acquire the majority of the stock, partnership interests, or operational assets of an exempted business that is in the process of closing operations in Puerto Rico. A credit against the Puerto Rico tax liability is also provided to investors that contribute cash to such exempted business for the construction or improvement of its physical plant and the purchase of machinery and equipment. The amount of the credit is equal to 50% of the cash invested for such purposes, not to exceed $5,000,000 per exempted business. The credits are subject to approval by the Secretary of the Treasury, and the maximum amount of such credits for any fiscal year is $15,000,000.

  For fiscal year 2005, the Commonwealth enacted a "sunset provision" that lowered all long-term capital gains tax rates by 50%. In particular, gains realized from July 1, 2004 to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, are taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. As part of the package of legislative measures proposed to increase General Fund revenues for fiscal years 2006 and 2007, however, the preferential long-term capital gains rates have been eliminated, and all long-term capital gains realized during taxable years that commenced after June 30, 2005 will be taxed at a rate of 12.5%, in the case of individuals, estates, and trusts; and 20% in the case of corporations and partnerships.

  The 1998 Tax Incentives Act permits: (i) income tax rates lower than 2% for companies that establish operations in Puerto Rico in "core pioneer industries," which utilize innovative technology not used in Puerto Rico prior to January 1, 2000; (ii) granting tax credits with respect to eligible investments made in the construction or substantial rehabilitation of housing units to be rented to low income families; (iii) reducing to 7% the capital gains rate applicable to gains realized in taxable years that started on or before June 30, 2005 from the sale of the stock of Puerto Rico corporations acquired in an initial public offering made after June 30, 1997, or acquired in public offerings made prior to December 31, 2007; (iv) granting income tax exemption to the fees and interest income received by financial institutions in connection with loans or guarantees of loans made to finance tourism development projects; (v) granting an exemption to qualified associations administering timesharing rights or vacation clubs and to owners' associations of areas designated as tourism enhancement districts; (vi) granting income tax exemption to financial institutions for charges collected on obligations issued for the financing of tourism projects; (vii) granting tax exemption for investments in infrastructure made by housing developers; (viii) granting tax credits to Puerto Rico businesses that acquire products manufactured in Puerto Rico for exportation; and (ix) rehabilitating urban centers through the development of housing projects, community areas, commercial areas, parks and recreational spaces, construction and renovation of structures, and the development of undeveloped or under-developed sites.

  Reduction of the Costs of Doing Business

  The Commonwealth believes that, to make Puerto Rico more competitive and foster investment, it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects in the life sciences sector.

  The Commonwealth is in the process of diversifying its energy fuel sources. Two cogeneration power plants, one of which is fueled by coal and the other by liquefied natural gas, have reduced Puerto Rico's dependence on oil imports for the generation of electricity by approximately 25%, from 99% to 74%. Currently, as part of the Electric Power Authority's capital improvement plan, the Authority is considering building an additional cogeneration power plant fueled by liquefied natural gas in the municipality of Mayagüez.

  Federal Tax Incentives

  In connection with the phase-out of Sections 30A and 936 of the U.S. Code, the U.S. Senate requested that the Joint Commission on Taxation (JCT) and the General Accounting Office (GAO) study the economic impact of such phase-out and present recommendations on alternative tax incentives for U.S. based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S. based companies operating under Sections 30A and 936 of the U.S. Code have converted from U.S. Corporations to Controlled Foreign Corporations (CFCs), thus lessening the impact of the phase-out of those sections. Currently, the U.S. Congress is considering legislation that would extend to production activities that take place in Puerto Rico, section 199 of the U.S. Code, which provides a three-point reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

  Industrial Incentives Program

  Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act, a law aimed at promoting investment in Puerto Rico.

  The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico, and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentives Act imposes income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, it grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 80% and 60% thereafter, and 100% exemption from excise taxes with respect to raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development, and capital investment in Puerto Rico.

  Under the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments are fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share of the exempted business's income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

  Tourism Incentives Program

  For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (Tourism Incentives Act), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

  As part of the incentives to promote the tourism industry, the Commonwealth established the Tourism Development Fund as a subsidiary of Government Development Bank for Puerto Rico (GDB) with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry; and (ii) provide financial guarantees and direct loans for financing hotel development projects. To date, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of seventeen hotel projects representing over 3,800 new hotel rooms.

  Incentives under the U.S. Code

  U.S. corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to the enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, U.S. corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the U.S.

  The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of U.S. corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other U.S. corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

  As a result of amendments to Section 936 of the U.S. Code made in 1996 (1996 Amendments), the tax credit is being phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995. The 1996 Amendments also eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

  Section 30A. The 1996 Amendments added Section 30A to the U.S. Code. Section 30A permits a "qualifying domestic corporation" (QDC) that meets certain gross income tests to claim a credit (the Section 30A Credit) against the federal income tax imposed on taxable income derived from sources outside the U.S. from the active conduct of a trade or business in Puerto Rico or from the sale of substantially all the assets used in such business (possession income). The Section 30A Credit will not be available for taxable years commencing on or after January 1, 2006.

  The Section 30A Credit is limited to the sum of (i) 60% of qualified possession wages as defined in the U.S. Code, which includes wages up to 85% of the maximum earnings subject to the OASDI portion of Social Security taxes plus an allowance for fringe benefits of 15% of qualified possession wages; (ii) a specified percentage of depreciation deductions ranging between 15% and 65%, based on the class life of tangible property; and (iii) a portion of Puerto Rico income taxes paid by the QDC, up to a 9% effective tax rate (but only if the QDC does not elect the profit-split method for allocating income from intangible property).

  In the case of taxable years beginning after December 31, 2001, the amount of possession income that qualifies for the Section 30A Credit is subject to a cap based on the QDC's possession income for an average adjusted base period ending before October 14, 1995 (income cap).

  Section 936. Under Section 936 of the U.S. Code, as amended by the 1996 Amendments, U.S. corporations that meet certain requirements and elect its application (Section 936 Corporations) are entitled to credit against their U.S. corporate income tax the portion of such tax attributable to income derived from the active conduct of a trade or business within Puerto Rico (active business income) and from the sale or exchange of substantially all assets used in the active conduct of such trade or business.

  Under Section 936, of the U.S. Code, a Section 936 Corporation may elect to compute its active business income, eligible for the Section 936 credit, under one of three formulas: (i) a cost-sharing formula, whereby it is allowed to claim all profits attributable to manufacturing intangibles and other functions carried out in Puerto Rico provided it makes a cost-sharing payment in the amount required under Section 936 of the U.S. Code; (ii) a profit-split formula, whereby it is allowed to claim 50% of the combined net income of its affiliated group from the sale of products manufactured in Puerto Rico; or (iii) a cost-plus formula, whereby it is allowed to claim a reasonable profit on the manufacturing costs incurred in Puerto Rico.

  The Section 936 credit is now only available to companies that were operating in Puerto Rico on October 13, 1995, and had elected the percentage of income credit provided by Section 936 of the U.S. Code. Such percentage of income credit is equal to 40% of the federal income tax otherwise imposable on the Puerto Rico active business income or derived from the sale or exchange of substantially all assets used in such business.

  In the case of taxable years beginning on or after 1998, the possession income subject to the Section 936 credit is subject to a cap based on the Section 936 Corporation's possession income for an average adjusted base period ending on October 14, 1995. The Section 936 credit is eliminated for taxable years commencing on or after January 1, 2006.

  Controlled Foreign Corporations

  Because of the credit limitations and impending phase out of Sections 30A and 936 of the U.S. Code, many corporations previously operating thereunder have reorganized their operations in Puerto Rico to become CFCs. A CFC is a corporation that is organized outside the U.S. and is controlled by U.S. shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the U.S. in the form of dividends or through investments in certain U.S. properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from over 120 corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument, and electronics companies manufacturing in Puerto Rico.

  CFCs operate under transfer pricing rules for intangible income that are different from those applicable to corporations operating under Sections 30A and 936 of the U.S. Code. In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment "commensurate with income" to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 10% Puerto Rico withholding tax on royalty payments.

  Public Sector Debt

  Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations ("notes" as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below. Section 2 of Article VI of the Constitution of Puerto Rico provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter "internal revenues") in the two fiscal years preceding the then current fiscal year. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes, property taxes, and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the U.S. Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. Future maximum annual debt service for the Commonwealth's outstanding general obligation debt is $705,522,695 in the fiscal year ending June 30, 2006 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B bear interest at 12% per annum). Debt service for Puerto Rico Aqueduct and Sewer Authority's guaranteed bonds paid by the Commonwealth during fiscal year 2005 (including, for this purpose, debt service payments due and paid on July 1, 2005) was $30,127,367.50. The sum of those amounts ($735,650,063) is equal to 9.45% of $7,781,435,000, which is the average of the adjusted internal revenues for the fiscal year ended June 30, 2004 and the currently estimated adjusted internal revenues for the fiscal year ended June 30, 2005. If bonds refunded with non-eligible investments described in the preceding sentence were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.82%. The Commonwealth's policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

  Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to resolutions adopted by the respective municipal assemblies. Debt of public corporations is issued pursuant to resolutions adopted by the governing bodies of the public corporations in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

  As of September 30, 2005, total outstanding public sector debt was $37.190 billion, of which $2.849 billion, or 7.7%, comprised short-term debt.

  In May 2005, Moody's Investors Service (Moody's) and Standard & Poor's Rating Services (S&P), a division of The McGraw-Hill Companies, Inc., each announced downgrades to the Commonwealth's general obligation debt rating. Moody's and S&P lowered their respective ratings on the Commonwealth's general obligation debt from "Baa1" to "Baa2" and from "A-" to "BBB." Among the reasons given by the rating agencies for the reduction in the ratings were, among others, the concern over the Commonwealth's financial performance, particularly the current structural imbalance in its budget, the low funding ratio of the Employees Retirement System of the Commonwealth and its instrumentalities (Employees Retirement System), the uncertainty surrounding the approval of a budget for fiscal year 2006, and the availability of additional recurring revenue sources.

  On October 21, 2005, S&P further lowered GDB's long-term counterparty credit rating to "BBB" from "BBB+" and affirmed its short-term, counterparty rating of "A-2." S&P's rating reduction of GDB was made in order to further align GDB's rating to that of the Commonwealth given GDB's high balance of public sector loans on its balance sheet.

  The Commonwealth and GDB have each been assigned a negative ratings outlook by the rating agencies.

  The Commonwealth is currently addressing the structural imbalance referenced above through the simultaneous control of expenses and generation of other resources. The rating agencies have requested that the Commonwealth develop a multi-year fiscal plan that demonstrates the achieving of financial stability. The Commonwealth is preparing such plan. Until the successful implementation of such plan, the rating agencies may further downgrade their respective ratings of the Commonwealth's debt.

  Retirement Systems

  Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (Teachers Retirement System), the Commonwealth Judiciary Retirement System (Judiciary Retirement System), the Retirement System of the University of Puerto Rico (University Retirement System), and the Employees Retirement System of Puerto Rico Electric Power Authority (Electric Power Authority Retirement System).

  The University Retirement System and the Electric Power Authority Retirement System apply to employees of the University of Puerto Rico and Electric Power Authority, respectively. The Commonwealth is not required to contribute directly to those two systems, although a large portion of University revenues is derived from legislative appropriations.

  The Teachers Retirement System covers public school teachers and certain private school teachers as well as teachers working in administrative positions. Act No. 91 of March 29, 2004 established that (i) all new teachers hired from that date and thereafter are covered by the Teachers Retirement System; and (ii) current employees of the Teachers Retirement System as of that date may elect to participate in the Teachers Retirement System or in the Employees Retirement System. The Judiciary Retirement System covers judges, and the Employees Retirement System covers all other employees of the Commonwealth and its municipalities and instrumentalities. As of September 30, 2005, the total number of active members of the three systems was as follows: Employees Retirement System, 284,690; Teachers Retirement System, 78,500; and Judiciary Retirement System, 690. The three systems are financed by contributions made by employers (the Commonwealth, public corporations, and municipalities) and employees and investment income. The central government is responsible for approximately 67% of total employer contributions to the Employees Retirement System, and the other 33% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary Retirement System and the Teachers Retirement System, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions consist of approximately 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee's retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions consist of 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions consist of 8.5% of applicable payroll for the employer and 9.0% for the employees.

  According to the most recent actuarial valuation of the Employees Retirement System and the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2003, the total pension benefit obligation for the Employees Retirement System and Judiciary Retirement System was $11.2 billion and $166.7 million, respectively. The unfunded pension benefit obligation of the Employees Retirement System and Judiciary Retirement System for the same period was $9.2 billion and $105 million, respectively, representing a funding ratio of 17.4% and 37.1%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded liability of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2003 actuarial valuation was completed in accordance with the "Projected Unit Credit" method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short-term and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

  Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. More specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a law providing a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase will be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a law providing a fifth increase of 3% in post-retirement benefits effective January 1, 2004. This increase will also be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the System's Board of Trustees and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase will be funded by the General Fund.

  In connection with the special benefit laws applicable to the Teachers Retirement System, it is seeking reimbursement from the Commonwealth in the amount of $119 million for special benefits paid by the System to its beneficiaries for previous fiscal years through 2005. The Commonwealth's Office of Management and Budget (OMB) disputes the Teachers Retirement System's interpretation of these special benefit laws as requiring the Commonwealth's reimbursement of such special benefits paid, and this claim is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $57.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2004. The Employees Retirement System projects additional shortfalls of $20 million for fiscal year 2005 (currently under audit) and $43 million for fiscal year 2006, in connection with special benefits law payments. OMB believes that the bases of the claims from the Employees Retirement System are valid but that the amounts claimed still remain to be verified and reconciled. With respect to the shortfall for fiscal year 2006, OMB is also evaluating the requested amount by the Employees Retirement System needed to cover its shortfall over the budgeted amounts for fiscal year 2006.

  In 1990, the organic act of the Employees Retirement System was amended to reduce the future pension liabilities of the Employees Retirement System. Among other provisions, the legislation increased the level of contributions to the System and limited the retirement benefits for new employees by increasing the length of employment required for the vesting of certain benefits and reducing the level of benefits in the case of early retirement. The legislation also reduced the level of occupational disability benefits and death benefits received by new employees.

  In 1999, the organic act of the Employees Retirement System was further amended to change it, prospectively, from a defined benefit system to a defined contribution system. This amendment provides for the establishment of an individual account for each employee hired by the Commonwealth after December 31, 1999 and for those current employees who elect to transfer from the existing defined benefit system. The individual account of each current employee is credited initially with an amount equal to his aggregate contributions to the Employees Retirement System, plus interest. Current employees who did not elect to transfer to the new defined contribution system will continue accruing benefits under the current defined benefit system. The individual account of each participant of the new defined contribution system is credited monthly with the participant's contribution and is credited semiannually with a rate of return based on either of two notional investment returns. Such accounts are not credited with any contribution by the employer. Instead, employer contributions will now be used completely to reduce the accumulated unfunded pension liability of the Employees Retirement System.

  The law approving the sale of a controlling interest in the Puerto Rico Telephone Company (PRTC) to a consortium led by GTE International Telecommunications Incorporated (subsequently acquired by Verizon Communications Inc., (Verizon)) provides that any future proceeds received by the government from the sale of its then-remaining 43% stock ownership in PRTC will be transferred to the Employees Retirement System to reduce its accumulated unfunded pension benefit obligation. In January 2002, Verizon exercised its option to purchase an additional 15% of the stock of PRTC for $172 million. The proceeds of the sale were transferred to the Employees Retirement System.

  The Employees Retirement System's disbursements of benefits during fiscal years 2003, 2004, and 2005 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in PRTC and a loan received from the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Treasury. Balances owed to the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the Employees Retirement System assets. A cash shortfall, which will be covered either by a sale of assets, a loan received from the Treasury, or other financial market transactions, is also expected for fiscal year 2006.

  The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants is likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. Also under evaluation by the Employees Retirement System is the sale of the remaining shares of PRTC stock. The proceeds to be generated by this transaction may be used to fund any cash flow imbalance, or portion thereof, in the next few years. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, the transfer to the Employees Retirement System of any amounts remaining in the Children's Trust after payment of all the outstanding bonds, and the assignment to the Employees Retirement System of a percentage of General Fund revenues and/or excess proceeds derived from the proposed tax reform being considered by the Commonwealth.

  In addition, legislation has been submitted that, if enacted, will authorize the issuance of pension obligation bonds (POBs). The POBs will contribute approximately $2 billion in assets to the Employees Retirement System and will be payable solely from the Commonwealth's General Fund. While the POBs are outstanding and the Commonwealth is paying debt service, General Fund transfers to the Employees Retirement System in any fiscal year will be reduced by an amount equal to the lesser of $100 million and the debt service on the POBs payable in such fiscal year. The proposed legislation also includes a measure that would increase employee and employer contributions to the Employees Retirement System from 8.275% and 9.275%, respectively, to 10% each. The Employees Retirement System projects that current contributions, together with investment and other recurring income, earnings on the $2 billion that would be raised by the issuance of the POBs, and the proposed increase in employee and employer contributions will allow it to improve its funding ratio. It is uncertain, however, if and when the legislation submitted will be considered and approved.

  According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn around in the equities market and the restructuring of the portfolio's asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described above) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement Fund, and the funding for such benefits will originate from the Commonwealth's General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

  Major Sources of General Fund Revenues

  Income Taxes. The Commonwealth's income tax law, the Internal Revenue Code of 1994, as amended (P.R. Code), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

  Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

  Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 20%. It is taxed at a rate of 10% if the capital asset consists of certain property located or deemed located in Puerto Rico. Gains realized on or before December 31, 2005 by Puerto Rico resident individuals, trusts and estates from the sale of stock of certain Puerto Rico corporations that was acquired in an initial public offering made after June 30, 1997 are subject to a special capital gains rate of 7%. However, Act No. 40 of August 1, 2005 (Act No. 40), was enacted to change to 12.5% the tax applicable to long-term capital gains for taxable years starting after June 30, 2005.

  On August 22, 2004, the Governor signed into law Act No. 226 (Act No. 226) to provide a temporary reduction in the long-term capital gains tax rate that was applicable before the enactment of Act No. 40. Act No. 226 reduced the long-term capital gains tax rates by 50% for transactions that take place from July 1, 2004 through June 30, 2005, provided that the net long-term capital gain was reinvested in Puerto Rico.

  Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, and estates qualifies for a special 10% tax rate.

  Puerto Rico corporations and partnerships are subject to tax on income from all sources. Foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

  The P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 25% or 12.5% if the capital asset consists of certain property located or deemed located in Puerto Rico. However, Act No. 40 was enacted to change to 20% the tax rate on long-term capital gains for taxable years starting after June 30, 2005. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

  In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

  The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source-of-income rules.

  Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 10% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

  Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

  Excise Taxes. The P.R. Code imposes a tax on articles and commodities that are imported into or manufactured in Puerto Rico for consumption in Puerto Rico and a tax on certain transactions, such as hotel occupancy, public shows, and horse racing. The excise tax on certain articles and commodities, such as cigarettes, alcohol and petroleum products, is based upon the quantity of goods imported. The excise tax on motor vehicles is based on its suggested retail price. The P.R. Code imposes a tax at an effective rate of 6.6% of the F.O.B. factory price for imported goods and 3.6% of the sales price of goods manufactured in Puerto Rico, except sugar, cement, cigarettes, motor vehicles, and certain petroleum products, which are taxed at different rates. Goods to be used by the government, except for motor vehicles and construction equipment, are not exempt. Exemptions apply to certain articles, such as food and medicines, and to articles designated for certain users.

  Other Taxes and Revenues. Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

  Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales, and receipts from public corporations in lieu of taxes.

  Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the U.S. mainland. The customs duties and excise taxes on shipments are imposed and collected by the U.S. and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, $13.25 per proof gallon has been or will be returned to the Treasury during the period from July 1, 1999 to December 31, 2005. Effective January 1, 2006, the amount returned will be reduced to the lesser of $10.50 per proof gallon and the actual excise tax imposed. Legislation is currently pending in both houses of the U.S. Congress, however, that would increase the amount of federal excise taxes per proof gallon transferred to the Commonwealth to $13.50 after December 31, 2005 and before January 1, 2007. This legislation would also allocate $0.50 of the total tax so returned to the Conservation Trust Fund, a charitable trust established in 1968 pursuant to a Memorandum of Understanding between the U.S. Department of the Interior and the Commonwealth whose mission is to protect natural resources in Puerto Rico.

  Property Taxes. Personal property, which accounts for approximately 49% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

  Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center, a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth's general obligation debt is deposited in the Commonwealth's Redemption Fund.

  Collections of Income and Excise Taxes

  The Treasury has continued its program for improving tax collections. The program consists, in part, of taking the initiative in sponsoring and implementing tax reform, particularly in the areas of excise taxes and income taxes, in order to decrease the incidences of nonpayment of taxes and to expand the taxpayer base. The program has also included (i) improving the methods by which delinquent taxpayers are identified, primarily through the use of computer analyses; (ii) computerizing the processing of tax returns; and (iii) identifying and eliminating taxpayer evasion.

  Commonwealth's Budget Structural Imbalance

  The Commonwealth is currently experiencing a budget imbalance in fiscal year 2006 that comes in the wake of several recent fiscal years during which the Commonwealth had insufficient recurring revenues to cover its expenditures. These imbalances have been covered in the past with loans from GDB, financing transactions (including long-term bond issues) and other non recurring resources. During fiscal year 2005, the amount by which the Commonwealth's operating expenditures exceeded its recurring revenues (the so called structural imbalance) was $989 million. The Commonwealth estimates that during fiscal year 2006, the structural imbalance will be $858 million. This amount represents the difference between (a) recurring revenues of $8.845 billion (which excludes the $100 million expected to be generated by the interest rate swap transaction mentioned below); and (b) $9.703 billion, which is composed of the sum of (i) anticipated expenditures of $9.319 billion; and (ii) the mandated appropriation of $384 million of Excluded Debt Service, as defined in "2006 Budget Approval Process" below, related to a portion of the debt service due during fiscal year 2006 on the Commonwealth's general obligation bonds, which is intended to be paid from a GDB line of credit and ultimately, from the proceeds of a Commonwealth bond issuance. As discussed in further detail below, the Commonwealth expects to cover the fiscal year 2006 structural imbalance by financing the Excluded Debt Service ($384 million), implementing procedures to reduce expenditures, withdrawing funds from the Budgetary and Emergency Funds and utilizing other non-recurring revenues ($221 million), and entering into an interest rate swap transaction ($100 million). Although the Commonwealth is using its best efforts in order to implement fully these cost-reducing measures, there is no assurance that it will be able to do so.

  There are certain expenditures not included in the amount of estimated expenditures for fiscal year 2006 ($9.319 billion), however, that may increase the structural imbalance. These expenditures consist of the following items, among others: (i) possible increases (in excess of the amount already budgeted) in health insurance premiums payable by the Commonwealth in fiscal year 2006 under its health reform program, which premiums are currently being negotiated (approximately $102 million); (ii) increases in the budget of the Legislative Assembly, the State Elections Commission, and the Office of the Ombudsman, whose budget reductions are being challenged in court, were such challenges to be successful (approximately $30 million); (iii) amounts required to be contributed by the Commonwealth to the Employees Retirement System relating to the costs of providing special benefits to retired employees, which amounts are not included in the fiscal year 2006 budget (approximately $43 million); (iv) potential additional expenditures in connection with the Medical Services Administration (approximately $30 million); (v) other potential additional operational expenditures (non-payroll related) (approximately $106 million); and (vi) previous years' debts with vendors (such items collectively, the "Additional Expenditures"). In addition to the Additional Expenditures, estimated amounts required to cover maintenance expenses incurred by Public Buildings Authority (PBA) (approximately $75 million) may further increase the structural imbalance should the Commonwealth have to cover such cash flow shortfall for PBA, however, such estimated amounts will be covered by a line of credit from GDB to PBA collateralized by real estate properties and accounts receivable, and payment to GDB is expected from the sale of such real estate and/or the collection of the receivables pledged to GDB.

  The Commonwealth is also considering new revenue sources to address the structural imbalance beyond fiscal year 2006. In this regard, the Commonwealth is proposing to implement a new consumption tax and reductions in recurring expenditures as part of a comprehensive tax and fiscal reform, as discussed below.

  Proposed Tax Reform

  On November 21, 2005, as a result of a joint effort by the two principal political parties to address the Commonwealth's structural budget imbalance and its other fiscal difficulties, the Legislative Assembly approved, and the Governor signed, Joint Resolution No. 321 (Joint Resolution). On the same day, the Governor issued an executive order implementing the fiscal measures defined in the joint resolution (Fiscal Reform Executive Order). The Joint Resolution and Fiscal Reform Executive Order impose government wide expenditure controls and set forth the basic principles and parameters that will govern the reform of the Commonwealth's tax system and fiscal policy and practices. The proposed tax reform is aimed at increasing revenues by expanding the tax base through the implementation of a broad-based tax on the retail sales of articles of use and consumption (consumption tax).

  The Joint Resolution and Fiscal Reform Executive Order come in the wake of expenditure controls previously implemented during fiscal year 2006 by the Governor, such as a reduction of appointed government positions, a limitation on the creation of new temporary employee positions, a hiring freeze, and a voluntary work week reduction program, as well as limitations on central government vehicle fleets and other expenses. If the proposed tax reform and expenditure controls are successfully implemented, the structural imbalance could be corrected by the end of fiscal year 2008. There is no assurance, however, that the structural imbalance will be corrected by such date.

  Generally, the proposed tax reform will follow three basic principles: (i) broaden the tax base through the implementation of the consumption tax; (ii) reduce individual income tax rates; and (iii) simplify the administration of the tax system.

  The proposed tax reform will (i) replace the Commonwealth's current excise tax with the consumption tax; (ii) include compensatory credits in order to address any regressive effect the proposed consumption tax system may have; (iii) eliminate the marriage penalty; (iv) establish an earned income tax credit; (v) increase the deduction for charitable contributions; (vi) restructure the estate tax system; (vii) provide incentives for investment in technological infrastructure and research and development activities; and (viii) adopt additional measures to foster individual savings.

  Legislation with respect to the tax reform proposed by the Joint Resolution was introduced in the House of Representatives with a proposed effective date of July 1, 2006. Although the final structure of the tax reform, including the consumption tax, is under discussion, the Secretary of the Treasury expects that the tax reform will provide a net increase in the General Fund's annual revenues, after taking into consideration projected reductions in income taxes, in an amount sufficient to eventually eliminate the structural imbalance.

  The Joint Resolution includes a long-term plan to reduce and improve the management of the Commonwealth's public debt. Upon the elimination of the structural budget imbalance, which elimination must be certified to the Legislative Assembly and the Governor by the Secretary of the Treasury, the Director of OMB and the President of GDB, the Commonwealth's operating budget will include an annual contribution to the public improvement fund equal to 2% of the total amount of the public improvement bonds authorized for that fiscal year. The annual contribution to the public improvement fund will increase by an additional 2% of the then current authorization for each fiscal year thereafter, up to a maximum of 20% of the current year's authorized public improvement bond issuance. This contribution is intended to reduce proportionally each year the amount of the Commonwealth's public improvement bond issues.

  The Joint Resolution and the Fiscal Reform Executive Order also set forth guiding principles and parameters and impose certain expenditure controls as part of fiscal reform. The Joint Resolution and the Fiscal Reform Executive Order restrict layoffs of government employees as a means to reduce government expenditures, and impose a hiring freeze in government until the structural budget deficit has been eliminated. Fiscal discipline will be promoted by requiring each central government agency to implement a seven-year expense reduction plan, adopting a new public policy that distinguishes between unnecessary and indispensable expenses, imposing certain limitations on the use of the Budgetary Fund, and providing that the budget may only be balanced through the use of recurring revenues. The proposed fiscal reform also mandates the reduction of advertising and travel expenses, promotes the use of electronic communications and document delivery, caps the purchase price of each government vehicle, and limits other non-payroll expenditures. Furthermore, the Legislative Assembly must approve any borrowings by the Secretary of the Treasury in order to finance any Commonwealth budget deficit with debt securities that are not repaid during the same fiscal year in which they are issued.

  In an effort to address other fiscal challenges faced by the Commonwealth, the Joint Resolution and the Fiscal Reform Executive Order promote the adoption of certain measures to alleviate the significant unfunded liabilities of the various government retirement systems. These measures include the transfer to the two main government retirement systems of Commonwealth assets and additional General Fund contributions from the revenues of the proposed tax reform in excess of the Commonwealth's current expenditures. Furthermore, the Joint Resolution and the Fiscal Reform Executive Order limit the implementation of early retirement programs for government employees by conditioning their implementation on receipt of an opinion from an independent actuary confirming that the retirement systems will not be adversely affected by such early retirement program.

  Federal Grants

  Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government, including public corporations, are estimated to be $5.279 billion for fiscal year 2006, an increase of $83.5 million, or 1.6%, from fiscal year 2005.

  Budget of the Commonwealth

  The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution of the Commonwealth provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

  The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted; and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor's recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

  The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor's objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor's veto. If a budget is not adopted prior to the succeeding fiscal year, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

  Financial Control and Adjustment Procedures

  During any fiscal year in which the resources available to the Commonwealth are insufficient to cover the appropriations approved for such year, the Governor may take administrative measures to reduce expenses and submit to both houses of the Legislative Assembly a detailed report of any adjustment necessary to balance the budget, make recommendations to the Legislative Assembly for new taxes or authorize borrowings under provisions of existing legislation, or take any other necessary action to meet the estimated deficiency. Any such proposed adjustments shall give effect to the "priority norms" established by law for the disbursement of public funds in the following order of priority: (i) the payment of the interest on and amortization requirements for public debt (Commonwealth general obligations and guaranteed debt for which the Commonwealth's guarantee has been exercised); (ii) the fulfillment of obligations arising out of legally binding contracts, court decisions on eminent domain, and other unavoidable obligations to protect the name, credit, and good faith of the Commonwealth; (iii) current expenditures in the areas of health, protection of persons and property, education, welfare, and retirement systems; and (iv) all other purposes.

  A Budgetary Fund was created by Act No. 147 of June 18, 1980, as amended (Budgetary Fund), to cover the appropriations approved in any fiscal year in which the revenues available for such fiscal year are insufficient, to secure the payment of public debt, and to provide for unforeseen circumstances in the provision of public service. Currently, an amount equal to one percent of the General Fund net revenues of the preceding fiscal year is deposited annually into the Fund. In addition, other income (not classified as revenues) that is not assigned by law to a specific purpose is also required to be deposited in the Budgetary Fund. The maximum balance of the Budgetary Fund may not exceed 6% of the total appropriations included in the budget for the preceding fiscal year. As of July 1, 2005, the balance in the Budgetary Fund was $182.6 million. As of June 30, 2006, the Budgetary Fund is projected to have a balance of $98 million.

  An Emergency Fund was created by Act No. 91 of June 21, 1966, as amended (Emergency Fund), to cover unexpected public needs caused by calamities, such as wars, hurricanes, earthquakes, droughts, floods and plagues, and to protect people's lives and property and the public sector credit. The Emergency Fund is capitalized annually with an amount totaling no less than one percent of the General Fund net revenues of the preceding fiscal year. Act No. 91 was amended on August 28, 2003, to set an upper limit to the Emergency Fund of $150 million at the beginning of the fiscal year and was further amended in 2005 to authorize the disbursement of funds from the Emergency Fund to cover certain General Fund expenditures and operational costs of the State Emergency Management Agency. The 2005 amendment also authorizes GDB to lend to the Commonwealth up to $150 million to replenish the Emergency Fund to provide funding for emergency and disaster needs. As of July 1, 2005, prior to the aforementioned 2005 amendment, the balance in the Emergency Fund was $134.5 million.

  Appropriations

  In Puerto Rico, the central government performs many functions that in the fifty states are the responsibility of local governments, such as providing public education and police and fire protection. The central government also provides significant annual grants to the University of Puerto Rico, and to the municipalities. The grants to the University of Puerto Rico are included in current expenses for education and the debt service on general obligation bonds is included in current expenses for debt service. Debt service on Sugar Corporation notes paid by the Commonwealth is included in current disbursements for economic development, and debt service on Urban Renewal and Housing Corporation bonds and notes and on Housing Finance Authority mortgage subsidy bonds paid by the Commonwealth is included in current expenses for housing.

  For fiscal year 2005, approximately 56% of the General Fund was committed for payment of the central government payroll. In addition, approximately 27% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, rental payments to the Public Buildings Authority, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2006, it is proposed that approximately 55% and 7% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. In the case of the judicial branch, legislation approved in December of 2002 provides that, commencing with fiscal year 2004, the Commonwealth will appropriate annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

  Fiscal Year 2005 (Preliminary)

  The consolidated budget for fiscal year 2005 totaled $24.8 billion. Of this amount, $14.5 billion is assigned to the central government. This amount included General Fund total resources and appropriations of $8.9 billion, which represent an increase of $641 million, or 7.7%, over budgeted amounts for fiscal year 2004. These total resources budgeted included $8.3 billion of total revenues and $550 million of additional resources from a GDB loan secured by tax receivables. The budget for fiscal year 2005 was approved July 1, 2004.

  In the fiscal year 2005 budget, revenues and other budgetary funds total $13.4 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2005 budget, as compared to fiscal year 2004 results, is due to increases in personal income taxes (up $198 million), corporate income taxes (up $41 million), various excise taxes (up $189 million), and decreases in tollgate taxes (down $19 million), customs (down $9 million), electronic lottery transfers (down $18 million), contributions from the lottery fund (down $16 million), and retained non-resident income taxes (down $19 million).

  Current expenses and capital improvements of all budgetary funds total $14.1 billion, an increase of $1 billion from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 were education (up $287 million), public safety and protection (up $163 million), special pension contributions (up $52 million), debt service on Commonwealth's general obligation and guaranteed debt (up $35.8 million), welfare (up $30 million), health (up $25 million), economic development (up $16 million), transportation and communications (up $9 million), contributions to municipalities (up $7 million), housing (up $2 million), and a decrease in other debt service, consisting principally of Commonwealth appropriation debt (down $30 million), and general government debt (down $40 million).

  Actual expenditures for fiscal year 2005 are currently estimated at $9.2 billion, which amount exceeds the General Fund budget by $354 million and are attributed mainly to increases in the areas of education ($303 million), public safety and protection ($23 million), health ($15 million), welfare ($10 million), and economic development ($3 million). This amount also excludes approximately $80 million of additional expenditures that were not originally budgeted. The government covered this budget imbalance with several financing transactions, among them (i) the use of a portion of the proceeds of a bond issue by Infrastructure Financing Authority to replace a General Fund budgetary allocation to the University of Puerto Rico ($317 million); (ii) the use of a portion of the proceeds of a bond issue by Children's Trust to cover other General Fund appropriations ($100 million); (iii) income generated through debt service deposit (forward delivery) agreements ($83 million); and (iv) the release of excess funds held by the Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority ($30 million), all of which totaled $530 million. The remaining $98 million of this amount was carried forward to budgetary reserves for future use. The $354 million amount does not include expenditures for the Health Insurance Administration, the Medical Services Administration, the Police Department, previous fiscal years' debt with vendors, and additional contributions to the Employees Retirement System, the latter of which is estimated to be $20 million.

  The general obligation bond authorization for the fiscal year 2005 budget was $550 million, all of which bonds have been issued.

  Budget for Fiscal Year 2006

  The consolidated budget for fiscal year 2006 totals $24.8 billion. Of this amount, $14.8 billion is assigned to the central government. This includes General Fund total resources and appropriations of $8.9 billion, which represents an increase of $91 million, or 1%, over budgeted amounts for fiscal year 2005.

  In the fiscal year 2006 budget, revenues and other resources of all budgetary funds total $13.8 billion, excluding balances from the previous fiscal year and authorized general obligation bonds. The net increase in General Fund revenues in the fiscal year 2006 budget, as compared to fiscal year 2005 preliminary results, is accounted for mainly by increases in personal income taxes (up $174 million), retained non-resident income taxes (up $16 million), corporate income taxes (up $271 million), various excise taxes (up $137 million), licenses (up $23 million), contributions from the lottery fund (up $13 million), electronic lottery fund (up $15 million), federal excise taxes on offshore shipments (up $9 million), and decreases in tollgate taxes and withholding taxes on dividends (down $6 million each), inheritance and gift taxes (down $5 million), other excise taxes (down $41 million) and other miscellaneous non-tax revenues (down $59 million).

  Current expenses and capital improvements of all budgetary funds total $14.9 billion, an increase of approximately $797 million from fiscal year 2005. The major changes in General Fund expenditures by program in fiscal year 2006 are mainly due to increases in education (up $265 million), health (up $31.3 million), welfare (up $6 million), transportation and communications (up $8 million), contributions to municipalities (up $16 million), other debt service, consisting principally of Commonwealth appropriation debt (up $124.3 million), decreases in general government (down $53 million) and economic development (down $18.4 million), and decreases in housing (down $7 million), public safety and protection (down $25 million), and debt service on Commonwealth's general obligation and guaranteed debt (down $263 million).

  The general obligation bond authorization for the fiscal year 2006 budget is $675 million.

  2006 Budget Approval Process

  Executive Order Budget. On March 16, 2005, the Governor of Puerto Rico, Aníbal Acevedo-Vilá, submitted to the Legislative Assembly of the Commonwealth a proposed balanced budget of revenues and expenditures for fiscal year 2006 providing for General Fund resources and expenditures of $9.684 billion, representing an increase of $476 million, or 5.2%, over estimated actual expenditures for fiscal year 2005 ($9.208 billion). The proposed budget package included several new revenue-raising measures sufficient to cover budgeted expenditures, most of which required legislative approval. However, as mentioned below, the Legislative Assembly did not approve the budget proposed by the Governor.

  On June 30, 2005, the Legislative Assembly, which is controlled by the principal opposition political party, approved a budget resolution for fiscal year 2006 that provided for General Fund expenditures of $9.258 billion. Governor Acevedo-Vilá vetoed this budget resolution because the revenue measures contained therein, as estimated by the Secretary of the Treasury, were insufficient to cover the budgeted expenditures as required by the Commonwealth's Constitution. He did, however, sign into law certain revenue-raising measures approved by the Legislative Assembly estimated to generate approximately $130 million in new revenues. Although the revenue-raising measures contained language conditioning their effectiveness on the approval by the Governor of the $9.258 billion budget resolution, according to the Secretary of the Commonwealth's Department of Justice (Justice), these revenue-raising measures are enforceable regardless of such language. Although no legal action has been initiated thus far, no assurance can be given that the effectiveness of such revenue measures will not be challenged.

  As a result of the Governor's veto, and in accordance with the Commonwealth's Constitution, the budget for fiscal year 2005 (with certain adjustments) carried over and will continue in effect for fiscal year 2006 unless another budget for fiscal year 2006 is approved by the Legislative Assembly and the Governor. At this time, it is not anticipated that a new budget for fiscal year 2006 will be approved prior to the end of the fiscal year, although it is possible that other appropriations for special purposes may be approved from time to time.

  According to an opinion issued by the Secretary of Justice, the fiscal year 2006 budget that went into effect on July 1, 2005 authorized total spending of $9.489 billion, consisting of the amounts provided by (i) the fiscal year 2005 budget resolution; (ii) laws that assigned resources according to formulas or over several years, including fiscal year 2006; and (iii) laws approved during fiscal year 2005 with respect to ordinary government operational expenses. This amount was reduced to $9.284 billion as a result of (i) new appropriations approved after July 1, 2005; (ii) automatic reductions to certain formula based appropriations pegged to the amount of estimated revenues; and (iii) a special adjustment eliminating the appropriation for $384 million related to a portion of debt service for general obligation bonds due during fiscal year 2006.

  On August 30, 2005, the Governor adopted Executive Order 2005-58 (Budget 2006 Executive Order), in which he made certain additional adjustments to the budget in order to bring the total expenditures in line with the Secretary of the Treasury's estimate of total revenues for fiscal year 2006 of $8.945 billion, as required by Commonwealth law. These adjustments included a $384 million reduction related to a portion of debt service for general obligation bonds due during fiscal year 2006 (Excluded Debt Service) which is being paid from a GDB line of credit already in place and ultimately will be paid from the proceeds of a Commonwealth bond issue.

  As a result of the insufficiency of projected revenues for fiscal year 2006 to meet the appropriations made in the fiscal year 2005 budget, and based in part on the opinion issued by the Secretary of Justice, the Governor made certain modifications to amounts assigned to agencies and instrumentalities under the 2005 budget by reallocating funds to agencies that provide direct services, such as the Department of Education, the Health Department, and the police. This reallocation reduced the budget of many other Commonwealth agencies and instrumentalities from the levels provided in the fiscal year 2005 budget. Some of the entities whose budgets were reduced (the House of Representatives, the Senate, the State Elections Commission, the Superintendent of the Capitol, and the Office of the Ombudsman) filed suit challenging, on statutory grounds, the Governor's reduction of their previous year's budget allocations. Two superior court judges have ruled differently on this matter. These decisions are currently pending resolution before the Puerto Rico Supreme Court.

  2006 Budget Imbalance. Notwithstanding the budget reduction implemented by the Fiscal Reform Executive Order, the Commonwealth estimates that its actual expenditures during fiscal year 2006 payable from General Fund revenues will total $9.319 billion. Without taking into account any additional revenues, the Additional Expenditures and the Excluded Debt Service, and assuming no other expenditures during fiscal year 2006, the difference between estimated expenditures of $9.319 billion and estimated revenues of $8.945 billion is $374 million. The Fiscal Reform Executive Order requires all central government agencies to operate within their assigned budgets for the remainder of fiscal year 2006. Accordingly, agencies must present a report to OMB outlining plans to avoid additional expenditures and finish the year within budget, no later than 30 days after the effectiveness of the Fiscal Reform Executive Order. This action is designed to eliminate or reduce the $374 million difference and the level of the Additional Expenditures. The reports required by the Fiscal Reform Executive Order must also be presented to the respective Presidents of the Commonwealth's Senate and House of Representatives, and the House Ways and Means Committee and the House Budget Committee, who may determine, based on such reports, whether any additional revenue measures are warranted. In the event expenditures were still to exceed revenues, the Commonwealth estimates it would have available $221 million from the Emergency Fund, the Budgetary Fund, and other non-recurring resources.

  As an initial temporary measure, on August 3, 2005, the Governor issued an Executive Order requiring most Executive Branch agencies to establish a voluntary employee hourly reduction program. The purpose of the program is to reduce salary expenditures by the government. The program established two hourly alternatives with different pay incentives (1) one day per week work reduction with a 15% reduction in salary; and (2) 50% reduction in the regular hourly work week with a 35% reduction in salary (for those employees with 5 years or less before retirement, the second option will only entail a 25% reduction in salary).

  It is possible that the Commonwealth may realize additional revenues and incur additional expenditures not included in the above estimated budget imbalance. As previously stated, revenues for the first quarter of fiscal year 2006 have exceeded budgeted amounts by $56 million. Although the Treasury is not in a position to project fiscal year end revenues before completing the first semester, revenues may exceed the budgeted amount. There is no assurance that such level of revenue collection will continue for the remainder of the fiscal year, or that revenue levels will exceed the budgeted amount of $8.945 billion.

  In addition, it is possible that expenditures may exceed the estimated level of $9.319 billion. This amount is based on the expenditure projections provided to OMB by certain key central government agencies taking into account their actual expenditures during the first two months of fiscal year 2006, with such projections having been adjusted to reflect certain recently legislated or otherwise expected expenditure increases. This amount, however, does not take into account the Additional Expenditures, some of which are contingent on negotiations and court decisions.

  Although the Commonwealth is using its best efforts in order to maximize revenues and reduce expenditures, there is no assurance that revenues will be greater than the budgeted $8.945 billion or that expenditures will not exceed the estimated level of $9.319 billion. Moreover, though contrary to current public policy, the Commonwealth and its instrumentalities could obtain further extensions of credit by GDB to fund any remaining imbalance in fiscal year 2006 should other measures be insufficient to cover such imbalance.

  PORTFOLIO TRANSACTIONS

  All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any compensation paid; arrangements for payment of fund expenses, if applicable; and the provision of additional brokerage and research products and services, if applicable.

  If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

  Purchases and sales of securities on a securities exchange are effected through brokers who receive compensation for their services. Compensation may also be paid in connection with riskless principal transactions (in both over-the-counter (OTC) securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system.

  Securities may be purchased from underwriters at prices that include underwriting fees.

  Each fund may execute portfolio transactions with brokers or dealers (who are not affiliates of FMR) that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the funds. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

  Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FMR nor a fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of compensation or otherwise.

  Brokers or dealers that execute transactions for a fund may receive compensation that is in excess of the amount of compensation that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing a fund to pay such higher compensation, FMR will make a good faith determination that the compensation is reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the fund or FMR's overall responsibilities to the fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the fund and other investment companies and investment accounts; however, each product or service received may not benefit the fund.

  FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis.

  FMR may allocate brokerage transactions to brokers or dealers (who are not affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the compensation paid by a fund toward the reduction of that fund's expenses.

  The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the compensation paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

  A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions.

  For the fiscal years ended January 31, 2006, 2005, and 2004, each fund paid no brokerage commissions.

  For the fiscal year ended January 31, 2006, each fund paid no brokerage commissions to firms for providing research services.

  The Trustees of each fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

  From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the compensation paid by the funds on portfolio transactions is legally permissible and advisable. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to participate, or continue to participate, in the commission recapture program.

  Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for each fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

  When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund or investment account. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

  VALUATION

  Each fund's NAV is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

  Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

  Securities of other open-end investment companies are valued at their respective NAVs.

  At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

  BUYING, SELLING, AND EXCHANGING INFORMATION

  A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon sale of such securities or other property.

  DISTRIBUTIONS AND TAXES

  Dividends. To the extent that each fund's income is designated as federally tax-exempt interest, the dividends declared by the fund are also federally tax-exempt. Short-term capital gains are taxable at ordinary income tax rates, but do not qualify for the dividends-received deduction.

  Generally, each fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax and for New York AMT Tax-Free Money Market from the federal alternative minimum tax. Neither FMR nor the funds guarantee that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued and you may need to file an amended income tax return. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

  Interest on certain "private activity" securities is subject to the federal alternative minimum tax (AMT), although the interest continues to be excludable from gross income for other tax purposes. Interest from private activity securities is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

  A portion of the gain on municipal bonds purchased at market discount after April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

  New York Tax Matters. Individual shareholders of each fund will not be required to include in their adjusted gross income for New York State and New York City personal income tax purposes any portion of distributions received from each fund that are derived from or attributable to (i) interest income on obligations of New York State or any political subdivision thereof (including New York City) or of a possession or territory of the United States or any political subdivision thereof, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consist of obligations the interest on which is tax-exempt for federal income tax purposes and such income is not otherwise properly includible in the shareholder's federal adjusted gross income, (ii) interest income on obligations of the United States and its possessions even if includible in the shareholder's federal adjusted gross income, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the fund provides a timely written notice of designation to shareholders, or (iii) interest income on obligations of any authority, commission or instrumentality of the United States to the extent federal law exempts such income from state income taxation, provided that at least 50 percent of the value of the fund's total assets at the close of each quarter of its taxable year consists of obligations of the United States and its possessions and the fund provides a timely written notice of designation to shareholders. Distributions from the funds that are derived from or attributable to sources other than those described in the preceding sentence, including interest on obligations of other states and their political subdivisions (unless the obligation is created by a compact or an agreement to which New York State is a party) will generally be taxable to individual shareholders as ordinary income for New York State and New York City personal income tax purposes.

  Shareholders of the funds that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the funds in their "entire net income" for purposes of such taxes and will be required to include their investment in shares of the funds in their investment capital or business capital, but not both, for purposes of such taxes.

  If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the funds generally will be subject to such taxation, except to the extent such distributions are derived exclusively from interest income on obligations of New York State or any political subdivision thereof (including New York City) and are not properly includible in the shareholder's federal adjusted gross income. However, shareholders of each fund generally will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares of the fund.

  Shares of each fund will not be subject to property taxes imposed by New York State or New York City.

  Interest on indebtedness incurred or continued to purchase or carry shares of each fund generally will not be deductible for New York State and New York City personal income tax purposes.

  Interest income earned by each fund that is distributed to its shareholders generally will not be taxable to each fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.

  Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

  The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and New York City presently in effect as they directly govern the taxation of shareholders of each fund. These provisions are subject to change by legislative or administrative action, and any such change maybe retroactive with respect to each fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and New York City matters.

  Capital Gain Distributions. Each fund may distribute any net realized capital gains once a year or more often, as necessary.

  Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

  Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

  TRUSTEES AND OFFICERS

  The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 251 funds advised by FMR or an affiliate.

  The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

  Interested Trustees*:

  Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (75)

  Year of Election or Appointment: 1991

   Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Research & Analysis Company; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

  Year of Election or Appointment: 2005

  Mr. Jonas is Senior Vice President of New York Municipal Money Market and New York AMT Tax-Free Money Market. He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

  Year of Election or Appointment: 2003

  Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

  * Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

  Independent Trustees:

  Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (57)

  Year of Election or Appointment: 2005

  Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (63)

  Year of Election or Appointment: 2006

  Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

  Year of Election or Appointment: 1997

  Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001).

George H. Heilmeier (69)

  Year of Election or Appointment: 2004

  Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Marie L. Knowles (59)

  Year of Election or Appointment: 2001

  Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

  Year of Election or Appointment: 2000

  Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

  Year of Election or Appointment: 1997

  Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

  Year of Election or Appointment: 2005

  Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

  Year of Election or Appointment: 2001

  Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

  Year of Election or Appointment: 2005

  Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

  Advisory Board Members and Executive Officers:

  Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James H. Keyes (65)

  Year of Election or Appointment: 2006

  Member of the Advisory Board of New York Municipal Trust II. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984-present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-present).

Peter S. Lynch (62)

  Year of Election or Appointment: 2003

  Member of the Advisory Board of New York Municipal Trust II. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Walter C. Donovan (43)

  Year of Election or Appointment: 2005

  Vice President of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Charles S. Morrison (45)

  Year of Election or Appointment: 2005

  Vice President of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present) and certain Asset Allocation Funds (2002-present). Previously, he served as Vice President of Fidelity's Bond Funds (2002-2005) and certain Balanced Funds (2002-2005). He served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002-present) and FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

David L. Murphy (58)

  Year of Election or Appointment: 2002

  Vice President of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Murphy also serves as Vice President of Fidelity's Money Market Funds (2002-present), certain Asset Allocation Funds (2003-present), Fidelity's Investment Grade-Bond Funds (2005-present), and Fidelity's Balanced Funds (2005-present). He serves as Senior Vice President (2000-present) and Head (2004-present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003-present) and an Executive Vice President of FMR (2005-present). Previously, Mr. Murphy served as Money Market Group Leader (2002-2004), Bond Group Leader (2000-2002), and Vice President of Fidelity's Taxable Bond Funds (2000-2002) and Fidelity's Municipal Bond Funds (2001-2002).

Michael J. Marchese (48)

  Year of Election or Appointment: 2004

  Vice President of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Marchese also serves as Vice President of other funds advised by FMR. Prior to assuming current responsibilities, Mr. Marchese worked as a legal analyst, director of research, and portfolio manager.

Eric D. Roiter (57)

  Year of Election or Appointment: 1998

  Secretary of New York Municipal Money Market and New York AMT Tax-Free Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

  Year of Election or Appointment: 2003

  Assistant Secretary of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

  Year of Election or Appointment: 2004

  President and Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004-present) and is a Vice President (2003-present) and an employee (2002-present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

R. Stephen Ganis (39)

  Year of Election or Appointment: 2006

  Anti-Money Laundering (AML) officer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR Corp. (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Paul M. Murphy (58)

  Year of Election or Appointment: 2005

  Chief Financial Officer of New York Municipal Money Market and New York AMT-Tax Free Money Market. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

  Year of Election or Appointment: 2004

  Chief Compliance Officer of New York Municipal Money Market and New York AMT-Tax Free Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. ( 2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (44)

  Year of Election or Appointment: 2005

  Deputy Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

  Year of Election or Appointment: 2004

  Deputy Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

  Year of Election or Appointment: 2005

  Deputy Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

  Year of Election or Appointment: 2005

  Assistant Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

  Year of Election or Appointment: 1986 or 1991

  Assistant Treasurer of New York Municipal Money Market (1986) and New York AMT Tax-Free Money Market (1991). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

  Year of Election or Appointment: 2004

  Assistant Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

  Year of Election or Appointment: 2002

  Assistant Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

  Year of Election or Appointment: 2005

  Assistant Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

  Year of Election or Appointment: 2005

  Assistant Treasurer of New York Municipal Money Market and New York AMT Tax-Free Money Market. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

  Standing Committees of the Funds' Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

  The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended January 31, 2006, the committee held 12 meetings.

  The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended January 31, 2006, the committee held four meetings.

  The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended January 31, 2006, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

  The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, investment advisers) and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended January 31, 2006, each Fund Contract Committee held three meetings.

  The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended January 31, 2006, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

  The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended January 31, 2006, the committee held 14 meetings.

  The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended January 31, 2006, the committee held 12 meetings.

  The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended January 31, 2006, the committee held 11 meetings.

  The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review each fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between each fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to each fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended January 31, 2006, the committee held no meetings.

  The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2005.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
New York Municipal Money Market	none	none	none
New York AMT Tax-Free Money Market	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	Marie L. Knowles
New York Municipal Money Market	$1 - $10,000	none	none	none	none
New York AMT Tax-Free Money Market	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
New York Municipal Money Market	none	none	$50,001 - $100,000	none	none
New York AMT Tax-Free Money Market	none	none	over $100,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

  The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended January 31, 2006, or calendar year ended December 31, 2005, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr.[2]	Robert M. Gates	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
New York Municipal Money Market	$ 1,191	$ 734	$ 1,216	$ 1,175	$ 0	$ 1,265
New York AMT Tax-Free Money Market	$ 485	$ 316	$ 495	$ 477	$ 0	$ 515
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[4]	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
New York Municipal Money Market	$ 1,190	$ 1,473	$ 1,176	$ 1,196	$ 1,185	$ 1,164
New York AMT Tax-Free Money Market	$ 485	$ 595	$ 478	$ 487	$ 482	$ 474
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

  1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

  2 During the period from June 1, 2005 through February 14, 2006, Mr. Gamper served as a Member of the Advisory Board. Effective February 15, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

  3 Effective March 1, 2006, Mr. Keyes serves as a Member of the Advisory Board.

  4 Mr. Mann served on the Board of Trustees through December 31, 2005.

  A Information is for the calendar year ended December 31, 2005 for 328 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500; Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148, 500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

  B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

  Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Independent Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Independent Trustee or to pay any particular level of compensation to the Independent Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

  As of January 31, 2006, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

  As of January 31, 2006, the following owned beneficially 5% or more (up to and including 25%) of New York Municipal Money Market's outstanding shares:

  Aaron M. Sosnick, New York, NY (7.19%).

  CONTROL OF INVESTMENT ADVISERS

  FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC), formerly known as Fidelity Management & Research (Far East) Inc. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

  At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

  Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of Fidelity International Investment Advisors (FIIA) and Fidelity Investments Japan Limited (FIJ). Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

  FMR, FIMM, FRAC, FIIA, FIIA(U.K.)L (the Investment Advisers), FDC, and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

  MANAGEMENT CONTRACTS

  Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

  Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

  In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

  Management-Related Expenses (New York Municipal Money Market). In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management-Related Expenses (New York AMT Tax-Free Money Market). Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with certain exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

  FMR pays all other expenses of New York AMT Tax-Free Money Market with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, brokerage commissions (if any), money market insurance premiums (beginning January 1, 2004), if any, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

  Management Fees. For the services of FMR under the management contract, New York AMT Tax-Free Money Market pays FMR a monthly management fee at the annual rate of 0.43% of the fund's average net assets throughout the month.

  The management fee paid to FMR by New York AMT Tax-Free Money Market is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

  For the services of FMR under the management contract, New York Municipal Money Market pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

  The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$ 1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040
782	-		860.1020
860	-		946.1000
946	-		1,041.0980
1,041	-		1,145.0960
1,145	-		1,260.0940
Over			1,260.0920

  The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,043 billion of group net assets - the approximate level for January 2006 - was 0.12%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,043 billion.

  The individual fund fee rate for New York Municipal Money Market is 0.25%. Based on the average group net assets of the funds advised by FMR for January 2006, the fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
New York Municipal Money Market	0.1210%	+	0.2500%	=	0.3710%

  One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

  The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for New York AMT Tax-Free Money Market.

Fund	Fiscal Years Ended January 31	Amount of Credits Reducing Management Fees	Management Fees Paid to FMR
New York Municipal Money Market	2006	--	$ 12,387,629
	2005	--	$ 11,204,305
	2004	--	$ 10,477,344
New York AMT Tax-Free Money Market	2006	$ 1,116,143	$ 5,906,347*
	2005	$ 353,058	$ 4,741,993*
	2004	$ 120,561	$ 4,827,452*

  * After reduction of fees and expenses paid by the fund to the Independent Trustees.

  FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

  Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

  FMR voluntarily agreed to reimburse New York AMT Tax-Free Money Market if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The following table shows the period of reimbursement and level of expense limitation; the dollar amount of management fees incurred under the fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for the period.

Fund	Aggregate Operating Expense Limitation	Fiscal Years Ended January 31	Management Fee Before Reimbursement	Amount of Management Fee Reimbursement
New York AMT Tax-Free Money Market	 0.40%	2006	$ 5,906,347*	$ 406,592
	 0.40%	2005	$ 4,741,993*	$ 329,884
	 0.40%	2004	$ 4,827,452*	$ 341,652

  * After reduction of fees and expenses paid by the fund to the Independent Trustees.

  Sub-Adviser - FIMM. On behalf of each fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has day-to-day responsibility for choosing investments for each fund.

  Under the terms of the sub-advisory agreements, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with each fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

  Fees paid to FIMM by FMR on behalf of each fund for the past three fiscal years are shown in the following table.

Fund	Fiscal Year Ended January 31	Fees Paid to FIMM
New York Municipal Money Market	2006	$ 5,625,456
	2005	$ 5,603,743
	2004	$ 5,237,287
New York AMT Tax-Free Money Market	2006	$ 2,626,528
	2005	$ 2,374,256
	2004	$ 2,415,819

  Sub-Advisers - FIIA and FIIA(U.K.)L. On behalf of each fund, FIMM has entered into a master international fixed-income research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into a fixed-income sub-research agreement with FIIA(U.K.)L. Pursuant to the fixed-income research agreements, FIMM may receive investment advice and research services concerning issuers and countries outside the United States. In particular, FIIA and FIIA(U.K.)L will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

  Under the terms of the master international fixed-income research agreement, FIMM pays FIIA an amount based on a fund's net assets relative to the assets of other registered investment companies with which FMR or FIMM has management contracts. Under the terms of the fixed-income sub-research agreement, FIIA pays FIIA(U.K.)L an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

  For the past three fiscal years, no fees were paid to FIIA and FIIA(U.K.)L. on behalf of the funds for providing investment advice and research services pursuant to the fixed-income research agreements.

  Sub-Adviser - FRAC. On behalf of each fund, FMR and FIMM, and FRAC have entered into a research agreement. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. The Board of Trustees approved the new research agreement with FRAC on January 19, 2006.

  Under the terms of the research agreement, FMR and FIMM agree, in the aggregate, to pay FRAC a monthly fee equal to 110% of FRAC's costs incurred in providing investment advice and research services for each fund.

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  PROXY VOTING GUIDELINES

  The following Proxy Voting Guidelines were established by the Board of Trustees of the funds, after consultation with Fidelity. (The guidelines are reviewed periodically by Fidelity and by the Independent Trustees of the Fidelity funds, and, accordingly, are subject to change.)

  I. General Principles

   A. Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

   B. Non-routine proposals will generally be voted in accordance with the guidelines.

   C. Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Proxy Committee or its designee.

   D. Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

   E. The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

  II. Definitions (as used in this document)

   A. Large capitalization company - a company included in the Russell 1000® stock index.

   B. Small capitalization company - a company not included in the Russell 1000 stock index.

   C. Anti-takeover plan - includes fair price amendments; classified boards; "blank check" preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

   D. Poison Pill Plan - a strategy employed by a potential take-over/target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

   E. Golden parachute - accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

   F. Tin parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

   G. Sunset provision - a condition in a charter or plan that specifies an expiration date.

   H. Greenmail - payment of a premium to a raider trying to take over a company through a proxy contest or other means.

  III. Directors

   A. Incumbent Directors

   FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

   FMR will also generally withhold authority on the election of directors if:

   1. An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

   With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

   a. The poison pill includes a sunset provision of less than 5 years;

   b. The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

   c. Shareholder approval is required to reinstate the poison pill upon expiration.

   FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

   2. The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

   3. Within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

   4. The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

   5. The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR's guidelines and management of the company has failed to act on that commitment.

   B. Indemnification

   FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

   C. Independent Chairperson

   FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

   D. Majority Director Elections

   FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and the board of directors has reasonable discretion to mitigate legal, regulatory, and operational risks if a nominee or incumbent director fails to receive a majority vote.

  IV. Compensation

   A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

   FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

   1. (a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

   2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

   However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

   a. The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

   b. The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

   3. The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

   4. The granting of awards to non-employee directors is subject to management discretion.

   5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

   FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

   1. The shares are granted by a compensation committee composed entirely of independent directors; and

   2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

   B. Equity Exchanges and Repricing

   FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

   1. Whether the proposal excludes senior management and directors;

   2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

   3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

   4. The company's relative performance compared to other companies within the relevant industry or industries;

   5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

   6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

   C. Employee Stock Purchase Plans

   FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

   D. Employee Stock Ownership Plans (ESOPs)

   FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

   E. Executive Compensation

   FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

  V. Anti-Takeover Plans

   FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

   A. The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

   B. The anti-takeover plan includes the following:

   1. the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

   2. the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

   3. shareholder approval is required to reinstate the anti-takeover plan upon expiration;

   4. the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

   5. the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

   C. It is an anti-greenmail proposal that does not include other anti-takeover provisions.

   D. It is a fair price amendment that considers a two-year price history or less.

   FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

  VI. Capital Structure/Incorporation

   A. Increases in Common Stock

   FMR will generally vote against a provision to increase a Company's common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

   B. New Classes of Shares

   FMR will generally vote against the introduction of new classes of stock with differential voting rights.

   C. Cumulative Voting Rights

   FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

   D. Acquisition or Business Combination Statutes

   FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

   E. Incorporation or Reincorporation in Another State or Country

   FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

  VII. Auditors

   A. FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

   B. FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

  VIII. Other

   A. Voting Process

   FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

   B. Regulated Industries

   Voting of shares in securities of any regulated industry (e.g. U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g. the Federal Reserve Board) for a determination under applicable law (e.g. federal banking law) that no Fund or group of Funds has acquired control of such organization.

  To view a fund's proxy voting record for the most recent 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

  DISTRIBUTION SERVICES

  Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

  The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

  Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees has authorized such payments for New York Municipal Money Market and New York AMT Tax-Free Money Market shares.

  Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.


  FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including banks, broker-dealers, retirement plan sponsors, service-providers and administrators. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and the National Association of Securities Dealers rules, FDC or any affiliate may pay or allow other incentives or payments to intermediaries.

  A fund's transfer agent or an affiliate may also make payments and reimbursements to certain intermediaries, including retirement plan sponsors, service providers and administrators, for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this SAI for more information.

  If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

  Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professional may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

  TRANSFER AND SERVICE AGENT AGREEMENTS

  Each fund has entered into a transfer agent agreement with Citibank, N.A. (Citibank), which is located at 111 Wall Street, New York, New York. Under the terms of the agreements, Citibank provides transfer agency, dividend disbursing, and shareholder services for each fund. Citibank in turn has entered into sub-transfer agent agreements with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services for each fund and receives all related transfer agency fees paid to Citibank.

  For providing transfer agency services, FSC receives a position fee and an asset-based fee each paid monthly with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. The position fees are subject to increase based on postage rate changes.

  FSC also collects fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research.

  In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in each Fidelity Freedom Fund and Fidelity Four-in-One Index Fund, funds of funds managed by an FMR affiliate, according to the percentage of the QTP's, Freedom Fund's, or Fidelity Four-in-One Index Fund's assets that is invested in a fund, subject to certain limitations in the case of Fidelity Four-in-One Index Fund.

  FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

  Many fund shares are owned by certain intermediaries for the benefit of their customers. Since the funds often do not maintain an account for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by third parties. FSC or an affiliate may make payments to intermediaries for recordkeeping and other services.

  Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FSC or an affiliate does not provide recordkeeping services to a retirement plan, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses.

  In certain situations where FSC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan.

  Each fund has also entered into a service agent agreement with Citibank. Under the terms of the agreements, Citibank provides pricing and bookkeeping services for each fund. Citibank in turn has entered into sub-service agent agreements with FSC. Under the terms of the sub-agreements, FSC performs all processing activities associated with providing these services, including calculating the NAV and dividends for each fund and maintaining each fund's portfolio and general accounting records, and receives all related pricing and bookkeeping fees paid to Citibank.

  For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

  The annual rates for pricing and bookkeeping services for the funds are 0.0150% of the first $500 million of average net assets, 0.0075% of average net assets between $500 million and $10 billion, 0.0040% of average net assets between $10 billion and $25 billion, and 0.0018% of average net assets in excess of $25 billion.

  Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by New York Municipal Money Market to FSC for the past three fiscal years are shown in the following table.

Fund	2006	2005	2004
New York Municipal Money Market	$ 286,465	$ 267,761	$ 286,942

  For New York AMT Tax-Free Money Market, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services and pricing and bookkeeping services under the terms of its management contract with the fund.

  DESCRIPTION OF THE TRUST

  Trust Organization. Fidelity New York Municipal Money Market Fund and Fidelity New York AMT Tax-Free Money Market Fund are funds of Fidelity New York Municipal Trust II, an open-end management investment company created under an initial trust instrument dated June 20, 1991. On August 15, 2005, New York AMT Tax-Free Money Market changed its name from Spartan New York Municipal Money Market Fund to Fidelity New York AMT Tax-Free Money Market Fund. Currently, there are two funds offered in Fidelity New York Municipal Trust II: Fidelity New York Municipal Money Market Fund and Fidelity New York AMT Tax-Free Money Market Fund. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

  The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

  Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

  The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

  Voting Rights. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each dollar of net asset value you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

  The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

  The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

  Custodian. Citibank, N.A., 111 Wall Street, New York, New York, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies.

  FMR, its officers and directors, its affiliated companies, Members of the Advisory Board, and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

  Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, examines financial statements for each fund and provides other audit, tax, and related services.

  FINANCIAL STATEMENTS

  Each fund's financial statements and financial highlights for the fiscal year ended January 31, 2006 and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.

  FUND HOLDINGS INFORMATION

  Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprised of executive officers of FMR and its affiliates) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

  Each fund will provide a full list of holdings as of the end of the fund's fiscal quarter on www.fidelity.com (Research) 60 days after its fiscal quarter-end. Each fund's full holdings are also available monthly, 15 or more days after month-end by calling Fidelity at 1-800-544-8544.

  This information will be available on the web site until updated for the next applicable period.

  The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the investment activities of each fund to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities include: a fund's trustees; a fund's manager, its sub-advisers and its affiliates whose access persons are subject to a code of ethics; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; an issuer, regarding the number of shares of the issuer (or percentage of outsourcing shares) held by a fund; and third-parties in connection with a bankruptcy proceeding relating to a fund holding.

  Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third-parties that calculate information derived from holdings for use by FMR or its affiliates, (ii) third parties that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants), (iii) ratings and rankings organizations, and (iv) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third-parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

  At this time, the entities receiving information described in the preceding paragraph are: Factset (full holdings daily, on the next day); iMoneynet (aggregate holdings weekly, one day after the end of the week); Kynex (full holdings weekly, one day after the end of the week); Vestek (full holdings, as of the end of the calendar quarter, 15 days after the calendar quarter-end); S&P (full holdings weekly, six days after the end of the week); and Moody's Investor Services (full holdings weekly, six days after the end of the week).

  FMR, its affiliates, or the funds will not enter into any arrangements with third-parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, FMR desired to make such an arrangement, it would seek prior Board approval and any such arrangements would be disclosed in the funds' SAI.

  There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

  APPENDIX

  Fidelity, Spartan, and Fidelity Investments & (Pyramid) Design are registered trademarks of FMR Corp.

  The third party marks appearing above are the marks of their respective owners.

  On July 19, 2004, a class action complaint entitled Gilliam, et al. v. Fidelity Management & Research Co., FMR Co., Inc., FMR Corp., Fidelity Distributors Corp., et al. was filed in the U.S. District Court for the District of Massachusetts alleging, among other things, that the defendants failed to disclose revenue sharing and fund portfolio brokerage practices adequately in the prospectuses of certain Fidelity funds. The complaint, which names over 200 Fidelity funds as nominal defendants, seeks unspecified damages. Any recovery of damages would revert to the funds. Fidelity believes these allegations are without merit and intends to defend them vigorously.

  Fidelity New York Municipal Trust II

  PEA No. 27

  PART C. OTHER INFORMATION

  Item 23. Exhibits

  (a) (1) Amended and Restated Trust Instrument, dated July 18, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 22.

  (2) Certificate of Amendment to the Delaware Trust Instrument, date June 16, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 25.

  (b) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Hereford Street Trust's (File No. 033-52577) Post-Effective Amendment No. 17.

  (c) Not applicable.

  (d) (1) Management Contract between Fidelity New York Municipal Trust II on behalf of Fidelity New York Municipal Money Market Fund and Fidelity Management & Research Company, dated August 1, 2001, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 22.

  (2) Management Contract between Fidelity New York Municipal Trust II on behalf of Spartan New York Municipal Money Market Fund (currently known as Fidelity New York AMT Tax-Free Money Market Fund) and Fidelity Management & Research Company, dated August 1, 2001, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 22.

  (3) Sub-Advisory Agreement between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Fidelity New York Tax-Free Money Market Portfolio (currently known as Fidelity New York Municipal Money Market Fund), dated December 30, 1991, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 12.

  (4) Sub-Advisory Agreement between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Spartan New York Municipal Money Market Portfolio (currently known as Fidelity New York AMT Tax-Free Money Market Fund), dated March 22, 1994, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 10.

  (5) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

  (6) Schedule A, dated November 17, 2005, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

  (7) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 2-73133) Post-Effective Amendment No. 74.

  (8) Schedule A, dated November 17, 2005, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(18) of Fidelity Advisor Series IV's (File No. 002-83672) Post-Effective Amendment No. 87.

  (e) (1) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity New York Municipal Trust II on behalf of Spartan New York Municipal Money Market Fund (currently known as Fidelity New York AMT Tax-Free Money Market Fund) and Fidelity Distributors Corporation is filed herein as Exhibit (e)(1).

  (2) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Fidelity New York Municipal Trust II on behalf of Fidelity New York Municipal Money Market Fund and Fidelity Distributors Corporation is filed herein as Exhibit (e)(2).

  (f) The Fee Deferral Plan for Independent Trustees and Trustees of the Fidelity Funds, effective as of September 15, 1995 and amended through January 1, 2000, is incorporated herein by reference to Exhibit (f)(1) of Fidelity Massachusetts Municipal Trust's (File No. 2-75537) Post-Effective Amendment No. 39.

  (g) (1) Custodian Agreement, and Appendix C, dated July 1, 2001, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(9) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 49.

  (2) Appendix A, dated October 15, 2005, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(2) of Fidelity New York MunicipalTrust's (File No. 002-83295) Post-Effective Amendment No. 53.

  (3) Appendix B, dated August 24, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(3) of Fidelity Union Street Trust II's (File No. 033-43757) Post-Effective Amendment No. 28.

  (4) Appendix D, dated June 1, 2004, to the Custodian Agreement, dated July 1, 2001, between Citibank, N.A. and the Registrant is incorporated herein by reference to Exhibit (g)(8) of Fidelity Revere Street Trust's (File No. 811-07807) Amendment No. 20.

  (h) Not applicable.

  (i) Legal Opinion of Willkie Farr & Gallagher LLP for Fidelity New York AMT Tax-Free Money Market Fund and Fidelity New York Municipal Money Market Fund, dated March 28, 2006, is filed herein as Exhibit (i).

  (j) Consent of Deloitte & Touche LLP, dated March 28, 2006, is filed herein as Exhibit (j).

  (k) Not applicable.

  (l) Not applicable.

  (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity New York Municipal Money Market Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 20.

  (2) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan New York Municipal Money Market Portfolio (currently known as Fidelity New York AMT Tax-Free Money Market Fund) is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 20.

  (n) Not applicable.

  (p) (1) Code of Ethics, dated January 1, 2005, adopted by each fund and Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and Fidelity Distributors Corporation pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

  (2) Code of Ethics, dated January 1, 2005, adopted by Fidelity International Limited (FIL), Fidelity International Investment Advisors, and Fidelity International Investment Advisors (U.K.) Limited pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Fidelity Financial Trust's (File No. 811-03587) Post-Effective Amendment No. 43.

  Item 24. Trusts Controlled by or under Common Control with this Trust

  The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

  Item 25. Indemnification

  Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

  Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

  Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

  (1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

  (2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

  Item 26. Business and Other Connections of Investment Advisers

  (1) FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)

  FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d

  Chairman of the Board and Director of Fidelity Management & Research Company (FMR), FMR Co., Inc. (FMRC), Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM); Chief Executive Officer, Chairman of the Board, and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson

  Previously served as President and Director of FMR, FMRC, and FIMM (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of Fidelity Employer Service Co. (FESCO) (2005), and President and a Director of Fidelity Investments Institutional Operations Company, Inc. (FIIOC) (2005).

Peter S. Lynch	Vice Chairman and Director of FMR and FMRC and member of the Advisory Board of funds advised by FMR (2003). Previously served as Trustee of funds advised by FMR (2003).
Robert L. Reynolds	President and Director of FMR, FMRC, and FIMM (2005); Director and Chief Operating Officer of FMR Corp.
Stephen P. Jonas	Executive Director of FMR and FMRC (2005); Director of FIMM (2005), and FMR Corp.; Senior Vice President of funds advised by FMR.

Thomas Allen	Vice President of FMR, FMRC, and funds advised by FMR.

Paul Antico	Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani	Vice President of FMR, FMRC, and a fund advised by FMR.

John Avery	Vice President of FMR, FMRC, and a fund advised by FMR.

David Bagnani	Vice President of FMR and FMRC (2004).

Robert Bertelson	Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder	Vice President of FMR, FMRC and a fund advised by FMR.

William Bower	Vice President of FMR, FMRC, and a fund advised by FMR.

Philip L. Bullen

  Senior Vice President of FMR and FMRC; Vice President of certain Equity funds advised by FMR; President and Director of FRAC and Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Previously served as Director of Strategic Advisers, Inc. (2005).

Steve Buller	Vice President of FMR, FMRC, and funds advised by FMR.

John J. Burke	Vice President of FMR (2004).
John H. Carlson	Senior Vice President of FMR and FMRC (2003); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2003).

Stephen Calhoun	Vice President of FMR, FMRC (2005), and funds advised by FMR.

James Catudal	Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Y. Cheng	Vice President of FMR, FMRC, and funds advised by FMR.

C. Robert Chow	Vice President of FMR, FMRC, and a fund advised by FMR.

Dwight D. Churchill	Executive Vice President of FMR and FMRC (2005); Senior Vice President of FIMM and Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Timothy Cohen	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Katherine Collins	Senior Vice President of FMR and FMRC (2003); Previously served as Vice President of FMR and FMRC (2003).

Michael Connolly	Vice President of FMR and FMRC.

Matthew Conti	Vice President of FMR, FMRC (2003), and funds advised by FMR.

William Danoff	Senior Vice President of FMR, FMRC, and Vice President of funds advised by FMR.

Joseph Day	Vice President of FMR and FMRC (2003).

Scott E. DeSano	Previously served as Senior Vice President of FMR and FMRC (2005).

Penelope Dobkin	Vice President of FMR, FMRC, and a fund advised by FMR.

Julie Donovan	Vice President of FMR and FMRC (2003).

Walter C. Donovan	Executive Vice President of FMR and FMRC (2005); Vice President of High-Yield and Fixed-Income funds advised by FMR; Previously served as Senior Vice President of FMR and FMRC (2003).

Bettina Doulton	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Stephen DuFour	Vice President of FMR, FMRC, and funds advised by FMR.
William Eigen	Previously served as Vice President of FMR, FMRC, Strategic Advisers, Inc., and funds advised by FMR (2005).
Michael Elizondo	Vice President of FMR and FMRC (2004).

Bahaa Fam	Vice President of FMR, FMRC, and funds advised by FMR.

Jeffrey Feingold	Vice President of FMR and FMRC (2005).

Robert Scott Feldman	Vice President of FMR and FMRC (2003).

Richard B. Fentin	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Keith Ferguson	Previously served as Vice President of FMR and FMRC (2005).

Karen Firestone	Previously served as Vice President of FMR, FMRC, and funds advised by FMR (2005).

Jay Freedman	Assistant Secretary of FMR, FMRC and Fidelity Distributors Corporation (FDC); Secretary of FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., and FMR Corp.
Christopher J. Goudie	Vice President of FMR and FMRC (2004).

Boyce I. Greer	Executive Vice President of FMR and FMRC (2005); Vice President of the Select and Asset Allocation funds advised by FMR.

Bart A. Grenier	Previously served as Senior Vice President of FMR and FMRC, Vice President of certain Equity and High Income funds advised by FMR, and President and Director of Strategic Advisers, Inc. (2005).

Robert J. Haber	Senior Vice President of FMR and FMRC.

Richard C. Habermann	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

John F. Haley	Vice President of FMR and FMRC (2003).

Karen Hammond

  Executive Vice President of FMR (2005); Previously served as Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, and FIMM, Vice President of FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc., and Treasurer of Strategic Advisers, Inc. and FMR Corp. (2005).

Brian J. Hanson	Vice President of FMR, FMRC (2004), and funds advised by FMR.
James Harmon	Vice President of FMR, FMRC, and funds advised by FMR.

Lionel Harris	Previously served as Vice President of FMR and FMRC (2003).

Ian Hart	Vice President of FMR, FMRC and funds advised by FMR.

Teresa A. Hassara	Vice President of FMR (2005).

Timothy F. Hayes	Previously served as Executive Vice President of FMR (2006).

John Hebble	Vice President of FMR (2003).

Timothy Heffernan	Vice President of FMR and FMRC (2003).

Thomas Hense	Vice President of FMR and FMRC.

Cesar Hernandez	Vice President of FMR and FMRC.

Bruce T. Herring	Vice President of FMR and FMRC.

Adam Hetnarski	Vice President of FMR, FMRC, and funds advised by FMR.

Frederick D. Hoff, Jr.	Vice President of FMR, FMRC, and funds advised by FMR.

Brian Hogan	Vice President of FMR and FMRC.

Michael T. Jenkins	Vice President of FMR and FMRC (2004).
David B. Jones	Vice President of FMR.

Rajiv Kaul	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Steven Kaye	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.
Jonathan Kelly	Vice President of FMR and FMRC (2003).
William Kennedy	Vice President of FMR, FMRC, and a fund advised by FMR.

Francis V. Knox, Jr.	Previously served as Vice President of FMR and Assistant Treasurer of funds advised by FMR (2005).

Harry W. Lange	Vice President of FMR, FMRC, and funds advised by FMR.

Harley Lank	Vice President of FMR, FMRC, and funds advised by FMR.

Thomas P. Lavin	Vice President of FMR and FMRC (2005).

Maxime Lemieux	Vice President of FMR, FMRC, and a fund advised by FMR.

Harris Leviton	Vice President of FMR, FMRC, and funds advised by FMR.

Douglas Lober	Vice President of FMR and FMRC (2003).

James MacDonald	Previously served as Senior Vice President of FMR (2005).

Robert B. MacDonald	Previously served as Vice President of FMR and FMRC (2004); Vice President of Strategic Advisers, Inc. (2004).

Richard R. Mace	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.

Charles A. Mangum	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005).

Kevin McCarey	Vice President of FMR, FMRC, and funds advised by FMR.

Christine McConnell	Vice President of FMR, FMRC (2003), and a fund advised by FMR.

John B. McDowell	Senior Vice President of FMR and FMRC and Vice President of certain Equity funds advised by FMR.

Neal P. Miller	Vice President of FMR, FMRC, and a fund advised by FMR.
Peter J. Millington	Vice President of FMR and FMRC (2004).

Jeffrey Mitchell	Vice President of FMR and FMRC (2003).

Eric M. Mollenhauer	Vice President of FMR and FMRC (2004).
Charles S. Morrison	Vice President of FMR and Bond funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FIMM (2003).

David L. Murphy

  Executive Vice President of FMR (2005); Vice President of Fixed-Income and Money Market funds advised by FMR; Senior Vice President of FIMM (2003); Previously served as Vice President of FMR (2005) and FIMM (2003).

Steve Neff	Senior Vice President of FMR (2005).

Mark Notkin	Vice President of FMR, FMRC, and funds advised by FMR.

Scott Offen	Vice President of FMR, FMRC (2003), and a fund advised by FMR.
Fatima Penrose	Senior Vice President of FMR (2005); Previously served as Vice President of FMR (2005).

Stephen Petersen	Senior Vice President of FMR and FMRC and Vice President of funds advised by FMR.
John R. Porter	Vice President of FMR, FMRC (2004), and funds advised by FMR.

Keith Quinton	Vice President of FMR, FMRC, and funds advised by FMR.

Alan Radlo	Vice President of FMR and FMRC.

Larry Rakers	Vice President of FMR, FMRC, and funds advised by FMR.
William R. Ralls	Previously served as Vice President of FMR (2005).

Kenneth A. Rathgeber	Chief Compliance Officer of FMR, FMRC, FMR U.K., FRAC, FIMM, and Strategic Advisers, Inc. (2005).

Christine Reynolds	Vice President of FMR (2003); President and Treasurer of funds advised by FMR (2004); Previously served as Anti-Money Laundering Officer (2005).

Kennedy Richardson	Vice President of FMR and FMRC.

Clare S. Richer	Previously served as Senior Vice President of FMR (2005); Chief Financial Officer and Executive Vice President of FMR Corp. (2005).

Eric D. Roiter

  Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Assistant Secretary of FMR U.K., FRAC, and FIMM; Previously served as Vice President and Secretary of FDC (2005).

Stephen Rosen	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Louis Salemy	Vice President of FMR, FMRC, and funds advised by FMR.

Lee H. Sandwen	Vice President of FMR and FMRC.

Peter Saperstone	Vice President of FMR, FMRC, and a fund advised by FMR.

Beso Sikharulidze	Previously served as Vice President of FMR, FMRC, and a fund advised by FMR (2005).

Carol A. Smith-Fachetti	Vice President of FMR and FMRC.

Steven J. Snider	Vice President of FMR, FMRC, and a fund advised by FMR.

Mark P. Snyderman	Vice President of FMR, FMRC (2004), and a fund advised by FMR.

Thomas T. Soviero	Senior Vice President of FMR and FMRC (2005); Vice President of funds advised by FMR; Previously served as Vice President of FMR and FMRC (2005).

Robert E. Stansky	Senior Vice President of FMR and FMRC and Vice President of a fund advised by FMR.

Nicholas E. Steck	Vice President of FMR (2003); Compliance Officer of FMR U.K., FRAC, Strategic Advisers, Inc. (2005), and FMR Corp.

Susan Sturdy	Assistant Secretary of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC, and FMR Corp.

Yolanda Taylor	Vice President of FMR and FMRC.

Victor Thay	Vice President of FMR, FMRC (2003), and funds advised by FMR.

Joel C. Tillinghast	Senior Vice President of FMR, FMRC, and Vice President of a fund advised by FMR.
Matthew C. Torrey	Vice President of FMR and FMRC (2004).

Robert Tuckett	Vice President of FMR.

Jennifer Uhrig	Senior Vice President of FMR (2005); Vice President of FMRC and funds advised by FMR; Previously served as Vice President of FMR (2005).

George A. Vanderheiden	Senior Vice President of FMR and FMRC.

Robert B. Von Rekowsky	Vice President of FMR, FMRC (2004), and funds advised by FMR.
J. Gregory Wass	Assistant Treasurer of FMR, FMRC, FMR U.K., FRAC, FIMM, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

Jason Weiner	Vice President of FMR, FMRC, and funds advised by FMR.

Ellen Wilson	Previously served as Vice President of FMR (2004); Executive Vice President, Human Resources, of FMR Corp. (2004).

Steven S. Wymer	Senior Vice President of FMR (2005); Vice President of FMRC and a fund advised by FMR; Previously served as Vice President of FMR (2005).

JS Wynant	Vice President of FMR and FMRC; Treasurer of FMR, FMRC, FMR U.K., FRAC, and FIMM.
Derek L. Young	Vice President of FMR and FMRC (2004).

  (2) FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)

  FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d	Chairman of the Board and Director of FIMM, FMR, FMRC, and FRAC; Chief Executive Officer, Chairman of the Board and Director of FMR Corp.; Trustee of funds advised by FMR.

Abigail P. Johnson

  Previously served as President and Director of FIMM, FMR, and FMRC (2005), Senior Vice President of funds advised by FMR (2005), and Trustee of funds advised by FMR (2006). Currently a Director of FMR Corp., President of FESCO (2005), and President and a Director of FIIOC (2005).

Robert L. Reynolds	President and Director of FIMM, FMR, and FMRC (2005); Director and Chief Operating Officer of FMR Corp.

Stephen P. Jonas	Director of FIMM (2005), and FMR Corp.; Executive Director of FMR and FMRC (2005); Senior Vice President of funds advised by FMR.

Dwight D. Churchill	Senior Vice President of FIMM; Executive Vice President of FMR and FMRC (2005); Vice President of Equity funds advised by FMR; Previously served as Senior Vice President of FMR (2005).

Jay Freedman	Secretary of FIMM, FMR U.K., FRAC, Strategic Advisers, Inc., and FMR Corp.; Assistant Secretary of FMR, FMRC, and FDC.

Stanley N. Griffith	Previously served as Assistant Secretary of FIMM, and Assistant Vice President of Fixed-Income funds advised by FMR (2003).

Karen Hammond

  Previously served as Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., and FRAC, Vice President of FIMM, FMR U.K., FRAC, and Strategic Advisers, Inc. and Treasurer of Strategic Advisers, Inc. and FMR Corp. (2005); Executive Vice President of FMR (2005).

Michael Kearney	Assistant Treasurer of FIMM (2005).

Charles S. Morrison	Senior Vice President of FIMM (2003); Vice President of FMR and Bond funds advised by FMR; Previously served as Vice President of FIMM (2003).

David L. Murphy

  Senior Vice President of FIMM (2003); Executive Vice President of FMR (2005); Vice President of Fixed-Income and Money Market funds advised by FMR; Previously served as Vice President of FIMM (2003) and FMR (2005).

Kenneth A. Rathgeber	Chief Compliance Officer of FIMM, FMR, FMRC, FMR U.K., FRAC, and Strategic Advisers, Inc. (2005).

Eric D. Roiter

  Assistant Secretary of FIMM, FMR U.K., and FRAC; Vice President, General Counsel, and Secretary of FMR and FMRC; Secretary of funds advised by FMR; Previously served as Vice President and Secretary of FDC (2005).

Thomas J. Silvia	Senior Vice President of FIMM (2005); Vice President of Fixed-Income funds advised by FMR.

Susan Sturdy	Assistant Secretary of FIMM, FMR, FMRC, FMR U.K., FRAC, Strategic Advisers, Inc., FDC, and FMR Corp.

J. Gregory Wass	Assistant Treasurer of FIMM, FMR, FMRC, FMR U.K., FRAC, Strategic Advisers, Inc., FDC and FMR Corp. (2003); Vice President, Taxation, of FMR Corp.

JS Wynant	Treasurer of FIMM, FMR, FMRC, FMR U. K., and FRAC; Vice President of FMR and FMRC.

  (3) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)

  The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President (2005) and Director (2002) of FIIA; President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005).

Simon Fraser

  Previously served as Director and President of FIIA (2005), Director and Chief Executive Officer of FIIA(U.K.)L (2005), and Senior Vice President of FMR U.K. (2003); Director, Chairman of the Board, Chief Executive Officer of FMR U.K.

Brett Goodin	Director of FIIA.

Simon M. Haslam	Director of FIIA and FIJ.

Matthew Heath	Previously served as Secretary of FIIA (2004).

David Holland	Previously served as Director and Vice President of FIIA (2006); Director of FIJ (2005).

Kathryn Matthews	Director of FIIA (2005).

Samantha Miller	Previously served as HK Compliance Officer of FIIA (2005).

Frank Mutch	Director of FIIA.

Allan Pelvang	Director and Vice President of FIIA (2006).

Peter Phillips	Director of FIIA.

Rosalie Powell	Assistant Secretary of FIIA.

David J. Saul	Director of FIIA.

Graham Seed	Secretary of FIIA (2004).
Andrew Steward	Chief Financial Officer of FIIA; Director of FIIA(U.K.)L and FIGEST (2004).
Robert Stewart	Director of FIIA (2004).
Ann Stock	Chief Compliance Officer of FIIA (2005); Director of FIIA(U.K.)L (2003).

Andrew Wells	Director of FIIA (2005).

Nigel White	Previously served as Chief Compliance Officer of FIIA (2005).

  (4) FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L)

  The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Michael Gordon	President, Chief Executive Officer, and Director of FIIA (U.K.)L (2005); President (2005) and Director (2002) of FIIA.
Gareth Adams	Previously served as Director of FIIA(U.K.)L (2003).

Simon Fraser

  Previously served as Director and Chief Executive Officer of FIIA(U.K.)L (2005), Director and President of FIIA (2005), and Senior Vice President of FMR U.K. (2003); Director, Chairman of the Board, Chief Executive Officer of FMR U.K.

Ian Jones	Chief Compliance Officer of FIIA(U.K.)L (2004).

Andrew Steward	Director of FIIA(U.K.)L and FIGEST (2004); Chief Financial Officer of FIIA.

Ann Stock	Director of FIIA(U.K.)L (2003); Chief Compliance Officer of FIIA (2005).

Richard Wane	Director of FIIA(U.K.)L (2003).

  Principal business addresses of the investment adviser, sub-advisers and affiliates.

  Fidelity Management & Research Company (FMR)
  One Federal Street
  Boston, MA 02109

  FMR Co., Inc. (FMRC)
  One Federal Street
  Boston, MA 02109

  Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
  One Federal Street
  Boston, MA 02109

  Fidelity Research & Analysis Company (FRAC)
  One Federal Street
  Boston, MA 02109

  Fidelity Investments Money Management, Inc. (FIMM)
  One Spartan Way
  Merrimack, NH 03054

  Fidelity International Investment Advisors (FIIA)
  Pembroke Hall,
  42 Crow Lane,
  Pembroke HM19, Bermuda

  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L)
  25 Cannon Street
  London, England EC4M5TA

  Fidelity Investments Japan Limited (FIJ)
  Shiroyama JT Mori Building, 19th Floor
  4-3-1, Toranomon, Minato-ku,
  Tokyo, Japan 105-6019

  Fidelity Gestion (FIGEST)
  Washington Plaza
  29 rue de Berri
  Paris, France 75008

  Strategic Advisers, Inc.
  82 Devonshire Street
  Boston, MA 02109

  FMR Corp.
  82 Devonshire Street
  Boston, MA 02109

  Fidelity Distributors Corporation (FDC)
  82 Devonshire Street
  Boston, MA 02109

  Item 27. Principal Underwriters

  (a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Jeffrey Carney	Director and President (2003)	None
Susan Boudrot	Chief Compliance Officer (2004)	None
Jay Freedman	Assistant Secretary	None
Stuart Fross	Vice President and Secretary (2005)	Assistant Secretary of funds advised by FMR.
Jane Greene	Treasurer and Controller	None
Donald C. Holborn	Executive Vice President	None
Craig Huntley	Executive Vice President (2006)	None
William F. Loehning	Executive Vice President (2003)	None
Ellyn A. McColgan	Director	None
Susan Sturdy	Assistant Secretary	None
J. Gregory Wass	Assistant Treasurer	None

  * 82 Devonshire Street, Boston, MA

  (c) Not applicable.

  Item 28. Location of Accounts and Records

  All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian, Citibank, N.A., 111 Wall Street, New York, NY.

  Item 29. Management Services

  Not applicable.

  Item 30. Undertakings

  Not applicable.

  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of March 2006.

Fidelity New York Municipal Trust II
	By	/s/Christine Reynolds
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Christine Reynolds, President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Christine Reynolds		President and Treasurer	March 30. 2006
Christine Reynolds		(Principal Executive Officer)

/s/Paul M. Murphy		Chief Financial Officer	March 30. 2006
Paul M. Murphy		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	March 30. 2006
Edward C. Johnson 3d

/s/Dennis J. Dirks	*	Trustee	March 30. 2006
Dennis J. Dirks

/s/Albert R. Gamper	**	Trustee	March 30. 2006
Albert R. Gamper

/s/Robert M. Gates	*	Trustee	March 30. 2006
Robert M. Gates

/s/George H. Heilmeier	*	Trustee	March 30. 2006
George H. Heilmeier

/s/ Stephen P. Jonas		Trustee	March 30. 2006
Stephen P. Jonas

/s/Marie L. Knowles	*	Trustee	March 30. 2006
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	March 30. 2006
Ned C. Lautenbach

/s/William O. McCoy	*	Trustee	March 30. 2006
William O. McCoy

/s/Robert L. Reynolds	*	Trustee	March 30. 2006
Robert L. Reynolds

/s/Cornelia M. Small	*	Trustee	March 30. 2006
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	March 30. 2006
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	March 30. 2006
Kenneth L. Wolfe

  (dagger)Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated June 14, 2001 and filed herewith.

  * By: /s/Margery K. Neale
  Margery K. Neale, pursuant to a power of attorney dated January 1, 2005 and filed herewith.

  ** By: /s/Margery K. Neale
  Margery K. Neale, pursuant to a power of attorney dated January 24, 2006 and filed herewith.

  POWER OF ATTORNEY

  I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

  Colchester Street Trust

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series I

  Fidelity Advisor Series II

  Fidelity Advisor Series III

  Fidelity Advisor Series IV

  Fidelity Advisor Series VI

  Fidelity Advisor Series VII

  Fidelity Advisor Series VIII

  Fidelity Beacon Street Trust

  Fidelity Boston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Capital Trust

  Fidelity Charles Street Trust

  Fidelity Commonwealth Trust

  Fidelity Concord Street Trust

  Fidelity Congress Street Fund

  Fidelity Contrafund

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Covington Trust

  Fidelity Destiny Portfolios

  Fidelity Devonshire Trust

  Fidelity Exchange Fund

  Fidelity Financial Trust

  Fidelity Fixed-Income Trust

  Fidelity Garrison Street Trust

  Fidelity Government Securities Fund

  Fidelity Hastings Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Institutional Tax-Exempt Cash Portfolios

  Fidelity Investment Trust

  Fidelity Magellan Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Money Market Trust

  Fidelity Mt. Vernon Street Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Oxford Street Trust

  Fidelity Phillips Street Trust

  Fidelity Puritan Trust

  Fidelity Revere Street Trust

  Fidelity School Street Trust

  Fidelity Securities Fund

  Fidelity Select Portfolios

  Fidelity Summer Street Trust

  Fidelity Trend Fund

  Fidelity U.S. Investments-Bond Fund, L.P.

  Fidelity U.S. Investments-Government Securities

  Fund, L.P.

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Newbury Street Trust

  Variable Insurance Products Fund

  Variable Insurance Products Fund II

  Variable Insurance Products Fund III

  Variable Insurance Products Fund IV

  in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Abigail P. Johnson my true and lawful attorney-in-fact, with full power of substitution, and with full power to said attorney-in-fact to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after June 15, 2001.

  WITNESS my hand on the date set forth below.

/s/Edward C. Johnson 3d	June 14, 2001
Edward C. Johnson 3d

  POWER OF ATTORNEY

  We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

  Colchester Street Trust

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series I

  Fidelity Advisor Series II

  Fidelity Advisor Series IV

  Fidelity Advisor Series VII

  Fidelity Advisor Series VIII

  Fidelity Beacon Street Trust

  Fidelity Boston Street Trust

  Fidelity Boylston Street Trust

  Fidelity California Municipal Trust

  Fidelity California Municipal Trust II

  Fidelity Capital Trust

  Fidelity Charles Street Trust

  Fidelity Commonwealth Trust

  Fidelity Concord Street Trust

  Fidelity Congress Street Fund

  Fidelity Contrafund

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Covington Trust

  Fidelity Destiny Portfolios

  Fidelity Devonshire Trust

  Fidelity Exchange Fund

  Fidelity Financial Trust

  Fidelity Fixed-Income Trust

  Fidelity Garrison Street Trust

  Fidelity Hanover Street Trust

  Fidelity Hastings Street Trust

  Fidelity Hereford Street Trust

  Fidelity Income Fund

  Fidelity Investment Trust

  Fidelity Magellan Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Money Market Trust

  Fidelity Mt. Vernon Street Trust

  Fidelity Municipal Trust

  Fidelity Municipal Trust II

  Fidelity New York Municipal Trust

  Fidelity New York Municipal Trust II

  Fidelity Oxford Street Trust

  Fidelity Phillips Street Trust

  Fidelity Puritan Trust

  Fidelity Revere Street Trust

  Fidelity School Street Trust

  Fidelity Securities Fund

  Fidelity Select Portfolios

  Fidelity Summer Street Trust

  Fidelity Trend Fund

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Newbury Street Trust

  Variable Insurance Products Fund

  Variable Insurance Products Fund II

  Variable Insurance Products Fund III

  Variable Insurance Products Fund IV

  plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individuals serve as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Funds and hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Craig S. Tyle, Margery K. Neale and Karen H. McMillan, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2005.

  WITNESS our hands on this first day of January 2005.

/s/Laura B. Cronin	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	/s/Marvin L. Mann
Laura B. Cronin		Marvin L. Mann
/s/Dennis J. Dirks		/s/William O. McCoy
Dennis J. Dirks		William O. McCoy
/s/Robert M. Gates		/s/Robert L. Reynolds
Robert M. Gates		Robert L. Reynolds
/s/George H. Heilmeier		/s/Cornelia M. Small
George H. Heilmeier		Cornelia M. Small
/s/Abigail P. Johnson		/s/William S. Stavropoulos
Abigail P. Johnson		William S. Stavropoulos
/s/Marie L. Knowles		/s/Kenneth L. Wolfe
Marie L. Knowles		Kenneth L. Wolfe
/s/Ned C. Lautenbach
Ned C. Lautenbach

  POWER OF ATTORNEY

  I, the undersigned Trustee of the following investment companies:

  Colchester Street Trust

  Fidelity Aberdeen Street Trust

  Fidelity Advisor Series I

  Fidelity Advisor Series II

  Fidelity Advisor Series IV

  Fidelity Advisor Series VIII

  Fidelity California Municipal Trust

  Fidelity Capital Trust

  Fidelity Central Investment Portfolios LLC

  Fidelity Charles Street Trust

  Fidelity Commonwealth Trust

  Fidelity Concord Street Trust

  Fidelity Contrafund

  Fidelity Court Street Trust

  Fidelity Court Street Trust II

  Fidelity Destiny Portfolios

  Fidelity Devonshire Trust

  Fidelity Financial Trust

  Fidelity Hastings Street Trust

  Fidelity Hereford Street Trust

  Fidelity Investment Trust

  Fidelity Magellan Fund

  Fidelity Massachusetts Municipal Trust

  Fidelity Money Market Trust

  Fidelity School Street Trust

  Fidelity Union Street Trust

  Fidelity Union Street Trust II

  Newbury Street Trust

  Variable Insurance Products Fund

  Variable Insurance Products Fund II

  Variable Insurance Products Fund III

  Variable Insurance Products Fund IV

  plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Trustee (collectively, the "Funds"), hereby constitute and appoint Barry P. Barbash, Maria Gattuso, Margery K. Neale and Karen H. McMillan, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 24, 2006.

  WITNESS my hand on this 24th of January 2006.

  /s/Albert R. Gamper

  Albert R. Gamper